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PAGE 1
                                SECURITIES AND EXCHANGE COMMISSION
                                      WASHINGTON, D.C. 20549

                                POST-EFFECTIVE AMENDMENT NO. 15 TO

                                             FORM S-6

                                         File No. 33-11165

                             FOR REGISTRATION UNDER THE SECURITIES ACT
                             OF 1933 OF SECURITIES OF UNIT INVESTMENT
                                 TRUSTS REGISTERED ON FORM N-8B-2

A.       Exact name of trust:  IDS Life Variable Life Separate Account

B.       Name of depositor:    IDS LIFE INSURANCE COMPANY

C.       Complete address of depositor's principal executive offices:

                           IDS Tower, Minneapolis, Minnesota  55440-0010

D.       Name and complete address of agent for service:

                                     Mary Ellyn Minenko, Esq.
                                    IDS Life Insurance Company
                                           IDS Tower 10
                                Minneapolis, Minnesota  55440-0010

E.       Title and amount of securities being registered:

                  Flexible Premium Variable Life Insurance Policy

F. Proposed maximum aggregate offering price to the public of the securities being registered:

                  Registration of Indefinite Amount of Securities
                  Pursuant to Rule 24f-2 under the Investment Company Act of 1940.

G.       Amount of filing fee:

         Registrant's Rule 24f-2 Notice for its most recent fiscal year was filed on or about February 19, 1997.

H.       Approximate date of proposed public offering:

         It is proposed that this filing will become effective (check appropriate space)

      immediately upon filing pursuant to paragraph (b)
  X   on April 30, 1997 pursuant to paragraph (b)
      60 days after filing pursuant to paragraph (a)(1) on (date) pursuant to paragraph (a)(1) of Rule 485 this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



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PAGE 2
                                 CROSS REFERENCE TO ITEMS REQUIRED
                                          BY FORM N-8B-2

N-8B-2 Item                   Caption in Prospectus

1.............................Cover Page; The variable account
2.............................IDS Life
3.............................Not applicable
4.............................Distribution of the policy
5.............................The variable account
6.............................The variable account
7.............................Not applicable
8.............................Not applicable
9.............................Not applicable
10............................Surrender charge; Total surrenders;
                              Partial surrenders; Taxation of policy proceeds; Reinstatement; Transfers between the fixed account and the subaccounts; Grace period; Voting rights; Substitution of investments; Payment of premiums;
                              The  fixed   account;   Allocation   of  premiums;
                              Transfers   between  the  fixed  account  and  the
                              subaccounts; Right to examine policy
11............................The fund; The trust
12............................The fund; The trust; Cover page
13............................Loads, fees, and charges
14............................Purchasing your policy; Application
15............................Premiums; Payment of premiums;
                              Transfers between the fixed account
                              and the subaccounts; The fund, The
                              trust
16............................Premiums; Payment of premiums;
                              Transfers between the fixed account
                              and the subaccounts; The fund; The
                              trust
17............................Two ways to request a transfer, loan or surrender; Policy surrenders
18............................The fund; the trust
19............................Reports
20............................Not applicable
21............................Policy loans; fixed account and subaccounts; Two ways to request a
                              transfer, loan or surrender
22............................Not applicable
23............................Management of IDS Life
24............................Policy value; Death benefits; Payment of policy proceeds
25............................IDS Life
26............................Not applicable
27............................IDS Life
28............................Management of IDS Life
29............................Ownership
30............................Not applicable
31............................Not applicable
32............................Not applicable



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PAGE 3
33............................Not applicable
34............................Not applicable
35............................Not applicable
36............................Not applicable
37............................Not applicable
38............................Distribution of the policy
39............................IDS Life; Distribution of the policy
40............................Not applicable
41............................Distribution of the policy; IDS Life
42............................Management of IDS Life
43............................Not applicable
44............................Premiums; Transfers between the fixed account and subaccounts; Subaccount
                              values
45............................Not applicable
46............................Subaccount values
47............................Not applicable
48............................IDS Life
49............................Not applicable
50............................Not applicable
51............................The variable account
52............................Substitution of investments
53............................IDS Life's tax status
54............................Not applicable
55............................Not applicable
56............................Not applicable
57............................Not applicable
58............................Not applicable
59............................Not applicable



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PAGE 4
Flexible Premium Variable Life Insurance Policy


Prospectus April 30, 1997


The Flexible Premium Variable Life Insurance Policy described in this prospectus is designed to provide life insurance coverage on the insured named in the policy and flexibility of premium payments and death benefits. This flexibility allows you to meet changing insurance needs with a single insurance policy. The policy is intended to qualify as a life insurance policy under Sections 72, 101 and 7702 of the Internal Revenue Code.


You may allocate policy value to one or more of nine subaccounts of IDS Life Variable Life Separate Account. Six subaccounts invest in the portfolios of IDS Life Series Fund: Equity, Income, Money Market, Managed, Government Securities and International Equity. One subaccount invests in the AIM V.I. Growth and Income Fund. One subaccount invests in the Putnam VT New Opportunities Fund. One subaccount invests in the Smith Barney Inc. Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A. There is no guaranteed minimum policy value with respect to the subaccounts, and you bear the entire investment risk. You may also allocate policy value to the fixed account, which earns at least a guaranteed minimum interest rate. The fixed account is the general investment account of IDS Life.


You may withdraw a portion of the policy's cash surrender value after the first policy year or surrender it in full at any time for its cash surrender value. Surrender charges are described under "Loads, fees and charges." You may also take out policy loans.

The frequency of and amount of premium payments are flexible, subject to certain restrictions and conditions. Payment of the scheduled premium will not necessarily keep a policy from lapsing if the cash surrender value is less than the amount needed to pay the monthly deduction. (See "Loads, fees and charges.") However, a policy will not lapse if the premiums needed to keep the death benefit guarantee in effect are paid. The death benefit guarantee may remain in effect until the insured reaches attained insurance age 70 or the policy has been in effect for five years, whichever is later.

This prospectus contains detailed information about these and other policy features, including certain restrictions and limitations that apply. This prospectus also discusses how the investment return earned by the policy can affect the policy's death benefit and cash surrender value.

As in the case of other life insurance policies, it may not be advantageous to purchase flexible premium variable life insurance as a replacement for, or in addition to an existing flexible premium variable or other life insurance policy.


web site address: http://www.americanexpress.com/advisors




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PAGE 5
IDS Life Variable Life Separate Account
Flexible Premium Variable Life Insurance Policy


Issued and sold by:  IDS Life Insurance Company, IDS Tower 10,
Minneapolis,  MN 55440. Telephone: (612) 671-3131

This prospectus is valid only when accompanied or preceded by the prospectuses of the IDS Life Series Fund, Inc., AIM Variable Insurance Funds, Inc., Putnam Variable Trust, and of the Smith Barney Inc. Stripped ("Zero Coupon") U.S.
Treasury Securities Fund, Series A. All prospectuses should be retained for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


IDS LIFE IS NOT A FINANCIAL INSTITUTION AND THE SECURITIES IT OFFERS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY FINANCIAL INSTITUTION NOR OR THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN THIS POLICY INVOLVE INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL



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PAGE 6
Table of contents


Key terms
The policy in brief
The variable account
The funds
     IDS Life Series Fund-Equity Portfolio
     IDS Life Series Fund-Income Portfolio
     IDS Life Series Fund-Money Market Portfolio
     IDS Life Series Fund-Managed Portfolio
     IDS Life Series Fund-Government Securities Portfolio
     IDS Life Series Fund-International Equity Portfolio
     AIM V.I. Growth and Income Fund
     Putnam VT New Opportunities Fund
     Fund objectives
     Relationship between funds and subaccounts
Rates of return of the funds and subaccounts
The trust
     Objectives and major investments
     Estimated rates of return
     Trust maturity
     Roles of Smith Barney Inc. and IDS Life
The fixed account
Purchasing your policy
     Application
     Right to examine policy
     Premiums
Loads, fees and charges
     Premium expense charge
     Monthly deduction
     Note for Massachusetts and Montana residents Surrender charge Partial surrender fee Mortality and expense risk charge Transaction charge Fund expenses Death benefit guarantee Grace period Reinstatement
Policy value
     Fixed account value
     Subaccount values
Death benefits
     Change in death benefit option
     Changes in specified amount
     Misstatement of age or sex
     Suicide
     Beneficiary
Transfers between the fixed account and subaccounts Fixed account transfer policies Minimum transfer amounts Maximum transfer amounts Maximum number of transfers per year Two ways to request a transfer, loan or surrender Automated transfers Automated dollar-cost averaging




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PAGE 7
Policy loans
Policy surrenders
     Total surrenders
     Partial surrenders
     Allocations of partial surrenders
     Effects of partial surrenders
     Taxes
Optional insurance benefits
     Waiver of monthly deduction
     Accidental death benefit
     Other insured rider
     Children's insurance rider
Payment of policy proceeds
Federal taxes
     IDS Life's tax status
     Taxation of policy proceeds
     Modified endowment contracts
     Other tax considerations
IDS Life
     Ownership
     State regulation
     Distribution of the policy
     Legal proceedings
     Experts
Management of IDS Life
A I M  Advisors, Inc., Putnam Investment Management, Inc. and Smith
Barney, Inc.
Other information
     Substitution of investments
     Voting rights
     Reports
Policy illustrations




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PAGE 8
Key terms

These terms can help you understand details about your policy.

Accumulation unit: An accounting unit used to calculate the policy value of the subaccounts prior to the insured's death. It is a measure of the net investment results of each of the subaccounts.

Attained insurance age: The insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

Cash surrender value: Proceeds received if the policy is surrendered in full or matures, equal to the policy value minus any indebtedness and any applicable surrender charges.

Code: The Internal Revenue Code of 1986, as amended.

Close of business: Closing time of the New York Stock Exchange, normally 3 p.m., Central time.

Death benefit guarantee: A feature of the policy guaranteeing that the policy will not lapse before the insured's attained insurance age 70 (or five policy years, if later). The guarantee is in effect if, on each monthly anniversary, total premiums paid, minus any partial surrenders and any indebtedness, equal or exceed the total required minimum monthly premium payments specified in the policy.

Fixed account: The general investment account of IDS Life. The fixed account is made up of all of IDS Life's assets other than those held in any separate account.

Fixed account value: The portion of the policy value that is allocated to the fixed account, including indebtedness.


Funds: Mutual funds or portfolios, each with a different investment objective. You may allocate your premiums into variable subaccounts investing in shares of any or all of these funds. The following funds are available:

o        Under the IDS Life Series Fund, Inc. - Equity Portfolio,
         Income Portfolio, Money Market Portfolio, Managed Portfolio, Government Securities Portfolio and International Equity
         Portfolio;

o        Under the AIM Variable Insurance Funds, Inc. - AIM V.I.
         Growth and Income Fund;

o        Under the Putnam Variable Trust - Putnam VT New Opportunities
         Fund.


IDS Life: In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company.



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PAGE 9
Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

Insurance age: The age of the insured, based upon his or her nearest birthday on the date of the application.

Insured: The person whose life is insured by the policy.

Maturity date: The insured's attained insurance age 100, if living.

Minimum monthly premium: A monthly premium amount specified in the policy that determines the total payment required to keep the death benefit guarantee in effect. The initial minimum monthly premium, determined by IDS Life when the policy is issued, depends on the insured's sex, insurance age, rate classification, optional insurance benefits added by rider, and the initial specified amount. An increase or decrease in specified amount, or the addition, change or termination of a policy rider will change the minimum monthly premium.

Monthly date: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

Net amount at risk: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which cost of insurance rates are applied in determining the monthly cost of insurance.

Net premium: The portion of a premium that is credited to the policy, equal to the premium you pay minus a charge of 2.5% to cover sales loads and a charge of 2.5% to cover state premium taxes.

Owner: The entity to which, or individual to whom, the policy is issued or to whom ownership is subsequently transferred. In the prospectus "you" and "your" refer to the owner.

Policy anniversary: The same day and month as the policy date each year the policy remains in force.

Policy date: The date the policy is issued and from which policy anniversaries, policy years and policy months are determined.

Policy value: The sum of the fixed account value plus the variable account value.

Proceeds: The amount payable under the policy as follows:

    o Upon death of the insured, proceeds will be the death benefit under the death benefit option in effect as of the date of the insured's death, minus any indebtedness.
    o On the maturity date, proceeds will be the cash surrender value.
    o On surrender of the policy prior to the maturity date, the proceeds will be the cash surrender value.



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PAGE 10
Rate classification: A group of insureds that IDS Life expects will have similar mortality experience.

Scheduled premium: A premium, selected by the owner at the time of application, of a level amount, at a fixed interval of time.

Specified amount: An amount used to determine the death benefit and the proceeds payable upon death. Under Option 1, it is the death benefit originally applied for. Under Option 2, it is the initial net amount at risk. The initial specified amount is shown in your policy.

Subaccount(s): One or more of the investment divisions of the variable account, each of which invests in a particular fund or trust.

Surrender charge: A contingent deferred issue and administrative expense charge and a contingent deferred sales charge assessed against the policy value at the time of surrender during the first 10 years of the policy and for 10 years after an increase in coverage.

Trust: A unit investment trust, which is part of Smith Barney Inc. Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A.
One subaccount of the variable account invests in the trust, which contains certain debt obligations of the United States.

Valuation date: A normal business day, Monday through Friday, on which the New York Stock Exchange is open. The value of each subaccount is set at the close of business on each valuation date.

Valuation period: The interval commencing at the close of business on each valuation date and ending at the close of business on the next valuation date.


Variable account: IDS Life Variable Life Separate Account consisting of subaccounts, each of which invests in a particular fund or unit investment trust. The policy value in each subaccount depends on the performance of the particular fund or trust.


Variable account value: The sum of the values that are allocated to the subaccounts of the variable account.

The policy in brief

The Flexible Premium Variable Life Insurance Policy (the policy) is designed to provide insurance protection on the life of the insured and to build cash value. Like other life insurance, the policy provides a death benefit that is payable to the beneficiary upon the insured's death. Unlike traditional, fixed-premium life insurance, the policy allows you, as the owner, to allocate your premiums (payments), or transfer policy value, to:



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PAGE 11
         The variable account, consisting of subaccounts, each of which invests in a fund or unit investment trust with a particular investment objective. You may direct premiums to any or all of nine of these subaccounts. Your policy's value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed, as it would be in a traditional life insurance policy. (p.)

         The fixed account, which earns interest at rates that are adjusted periodically by IDS Life. This rate will never be lower than 4.5%. (p.)


The funds: Six subaccounts of the variable account invest in IDS Life Series Fund, Inc. which includes Equity, Income, Money Market, Managed, Government Securities and International Equity Portfolios. One subaccount invests in AIM Variable Insurance Funds, Inc. - AIM V.I. Growth and Income Fund. One subaccount invests in Putnam Variable Trust - Putnam VT New Opportunities Fund. (p.)


The trust: One subaccount of the variable account invests in units of the Smith Barney Inc. Stripped ("Zero Coupon") U.S. Treasury
Securities Fund, Series A, consisting of a unit investment trust.
(p.)

Purchasing your policy: To apply, send a completed application and premium payment to IDS Life's home office. For your application to be accepted, you will need to meet certain conditions stated in the application form and to supply medical and other evidence that the person you propose to insure (yourself or someone else) is insurable according to our underwriting rules. (p.)

Right to examine policy: You may return your policy for any reason and receive a full refund of your premiums by mailing us the policy and a written request for cancellation within a specified period. (p.)

Premiums: In applying for your policy, you state how much you intend to pay and whether you will pay quarterly, semiannually or annually. You may also make additional, unscheduled premium payments in any amount from $25 to $500,000. We may refuse premiums in order to comply with the Code. (p.)

Loads, fees and charges: Your policy is subject to the following charges, which compensate IDS Life for administering and distributing the policy as well as paying policy benefits and assuming related risks:

o Premium expense charge -- 2.5% sales charge and 2.5% premium tax charge for a total of 5% of each premium payment. This charge pays some distribution expenses and state and local premium taxes.

o Monthly deduction -- charged against the value of your policy each month, covering the cost of insurance, cost of issuing the policy, certain administrative expenses, a death benefit guarantee charge and optional insurance benefits.



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PAGE 12
o Surrender charge -- applies if you surrender your policy for its full cash surrender value, or the policy lapses, during the first 10 years and for 10 years after requesting an increase in the specified amount (the minimum death benefit specified in your application). The surrender charge consists of a deferred charge for costs of issuing the policy and a deferred sales charge. It is based on the initial specified amount and on any increase in the specified amount.

o Partial surrender fee -- applies if you surrender part of the value of your policy; equals $25 or 2% of the amount surrendered, if less.

o Mortality and expense risk charge -- applies only to the subaccounts; equals, on an annual basis, 0.9% of the average daily net asset value of the subaccounts.

o Transaction charge -- applies only to subaccounts that invest in the trusts; equals, on an annual basis, 0.25% of their average daily net asset value.


o Fund expenses -- applies only to the funds. The investment management fee equals, on an annual basis, 0.5% of the average daily net assets of the IDS Life Series Fund Money Market Portfolio; 0.95% of the average daily net assets of IDS Life Series Fund International Equity Portfolio; 0.63% of the daily net assets of Putnam VT New Opportunities Fund; 0.65% of the average daily net assets of the AIM V.I. Growth and Income Fund and 0.7% of the average daily net assets of the IDS Life Series Fund Equity, Income, Managed and Government Securities Portfolios. The funds also pay taxes, brokerage commissions and nonadvisory expenses. IDS Life has agreed to a voluntary limit of 0.1%, on an annual basis, of the average daily net assets of each IDS Life Series Fund portfolio for these nonadvisory expenses. (p.)


Death benefit guarantee: Your policy will not lapse regardless of investment performance if the death benefit guarantee is in effect. To keep the death benefit guarantee in effect, you must pay the minimum monthly premiums specified in the policy. The death benefit guarantee applies only until the insured reaches attained insurance age 70 or the policy has been in effect for five years, whichever is later. (p.)

Grace period: If the cash surrender value of your policy becomes less than the amount needed to pay the monthly deduction and the death benefit guarantee is not in effect, you will have 61 days to pay a premium that raises the cash surrender value to an amount sufficient to pay the monthly deduction. If you don't, the policy will lapse. (p.)

Reinstatement: If your policy lapses, it can be reinstated within five years, if you make certain payments and present evidence satisfactory to IDS Life that the insured remains insurable. The death benefit guarantee cannot be reinstated. (p.)



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PAGE 13
Death benefits: Your policy's death benefit can never be less than the specified amount in your policy application, unless you change that amount or your policy has outstanding indebtedness. The relationship between the policy value and the death benefit depends on which of two options you choose:

o Option 1 level amount: The death benefit is the greater of the specified amount or a percentage of policy value.

o Option 2 variable amount: The death benefit is the greater of the specified amount plus the policy value or a percentage of policy value.

You may change the death benefit option or specified amount within certain limits; doing so will generally affect policy charges. (p.)

Transfers between the fixed account and subaccounts: You may, at no charge, transfer policy value from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) You can request up to five transfers per year by phone or mail. You can also arrange for automated transfers on a monthly, quarterly, semiannual or annual basis. (p.)

Policy loans: You may borrow against your policy's cash surrender value. A policy loan, even if repaid, can have a permanent effect on the death benefit and policy value. A loan may also have tax consequences if your policy lapses or you surrender it. (p.)

Policy surrenders: You may cancel the policy while the insured is living and receive its cash surrender value. The cash surrender value is the policy value minus indebtedness, minus any applicable surrender charges. (p.)

Exchange right: For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need do is transfer all of the policy value in the subaccounts to the fixed account. (p.)

Payment of policy proceeds: Proceeds will be paid when you surrender the policy, the insured dies or the policy matures, which occurs when the insured reaches attained insurance age 100. You or the beneficiary may choose whether payment is to be made in a lump sum or under one or more of certain options. (p.)

Federal taxes: The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. Part or all of any proceeds received through full or partial surrender, maturity, lapse, policy loan or assignment of policy value may be subject to federal income tax as ordinary income. Proceeds other than death benefits from certain policies, classified as "modified endowments," are taxed differently from proceeds of conventional life insurance contracts and may also be

PAGE 14
subject to an additional 10% IRS penalty tax if you are younger than 59 1/2. A policy is considered to be a modified endowment if it was applied for or materially changed after June 21, 1988, and premiums paid in the early years exceed certain modified endowment limits. (p.)

The variable account


You can direct your premiums to any or all of nine subaccounts of the variable account. These subaccounts invest in the following funds:

     Subaccount              invests exclusively in shares of
          U               IDS Life Series Fund-Equity Portfolio
          V               IDS Life Series Fund-Income Portfolio
          W               IDS Life Series Fund-Money Market Portfolio
          X               IDS Life Series Fund-Managed Portfolio
          Y               IDS Life Series Fund-Government Securities Portfolio
          IL              IDS Life Series Fund-International Equity Portfolio
          FGI             AIM V.I. Growth and Income Fund
          FNO             Putnam VT New Opportunities Fund


One subaccount invests in units of the Smith Barney Inc. Stripped
("Zero Coupon") U.S. Securities Fund, Series A, a unit investment trust:

     Subaccount     invests in a trust with maturity date of
       2004V                Nov. 15, 2004


The variable account was established on Oct. 16, 1985, under Minnesota law and is registered as a single unit investment trust under the Investment Company Act of 1940. Such registration does not involve any SEC supervision of the account's management or investment practices or policies. Subaccount IL was added to the variable account on Oct. 28, 1994. Subaccounts FGI and FNO were added to the variable account on Nov. 22, 1996.

The variable account meets the definition of a "separate account" under federal securities laws. Income, capital gains or capital losses of each subaccount are credited to or charged against the assets of that subaccount alone. No subaccount will be charged with liabilities of any other subaccount or of any other business conducted by IDS Life. The variable account's net assets are held in relation to the policies described in this prospectus as well as other variable life insurance policies that we issue that are not described in this prospectus.


At all times, IDS Life will maintain assets in the subaccounts with total market value at least equal to the reserves and other liabilities required to cover insurance benefits under all contracts participating in the subaccount.

PAGE 15
The funds

IDS Life Series Fund, Inc., a Minnesota corporation, is a diversified, open-end management investment company incorporated on May 8, 1985. IDS Life Series Fund consists of six portfolios:

IDS Life Series Fund-
Equity Portfolio


Objective: capital appreciation. Invests primarily in common stocks and other securities convertible into common stock.


IDS Life Series Fund-
Income Portfolio


Objective: to maximize current income while attempting to conserve the value of the investment and to continue the high level of income for the longest period of time. At least 50% of net assets will normally be invested in high-quality, lower-risk corporate bonds, unrated corporate bonds believed to have the same investment qualities and government bonds. Other investments may include lower-rated corporate bonds, bonds and common stocks sold together as a unit, preferred stock and foreign securities.


IDS Life Series Fund-
Money Market Portfolio


Objective: to provide maximum current income consistent with liquidity and conservation of capital. Invests in relatively short-term money market securities, such as marketable debt securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, bank certificates of deposit, bankers' acceptances, letters of credit and high-grade commercial paper.


IDS Life Series Fund-
Managed Portfolio


Objective: to maximize total investment return through a combination of capital appreciation and current income. If the investment manager believes the stock market will be moving higher, it can emphasize stocks that offer potential for appreciation. At other times, the manager may increase the portfolio's holdings in bonds and money-market securities providing high current income.


IDS Life Series Fund-
Government Securities Portfolio


Objective: to provide a high current return and safety of principal. Invests primarily in debt obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities.

PAGE 16
IDS Life Series Fund-
International Equity Portfolio


Objective: capital appreciation. Invests primarily in common stocks of foreign issuers and foreign securities convertible into common stock. Other investments may include certain international bonds if the portfolio manager believes they have greater potential for capital appreciation than equities.


AIM Variable Insurance Funds, Inc., a Maryland corporation, is an open-end, series, management investment company incorporated on January 22, 1993. The variable account invests in the following fund:

AIM V.I. Growth and Income Fund

Objective: to seek growth of capital, with current income as a secondary objective. The Fund seeks to achieve its objective by generally investing at least 65% of its net assets in stocks of companies believed by management to have the potential for above average growth in revenues and earnings.

Putnam Variable Trust is a Massachusetts business trust organized on September 24, 1987. The variable account invests in the following fund:

Putnam VT New Opportunities Fund

Objective: seeks long term capital appreciation by investing principally in common stocks of companies in sectors of the economy which Putnam Management, Inc. ("Putnam Management") believes possesses above-average, long-term growth potential.

Fund objectives

Fund objectives for all funds except Putnam VT New Opportunities Fund can be changed only if holders of a majority of outstanding shares agree. The objective of Putnam VT New Opportunities Fund may be changed by the Trustees without shareholders, but as a matter of policy, the Trustees would not materially change the fund's objective without shareholder approval. Because fund investments are subject to the risk of changing economic conditions and the ability of the investment manager to anticipate such changes, there can be no guarantee that the investment objectives of a fund will be achieved.

Relationship between funds and subaccounts

Shares of each fund are sold to the appropriate subaccount at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and retained as an asset of the appropriate subaccount. Fund shares will be redeemed by the appropriate subaccount, without fee to the subaccount, to the extent necessary to make death benefit or other payments under the policy.

PAGE 17
Currently, shares of the IDS Life Series Fund Portfolios are available to serve as the underlying investment for variable life insurance. Shares of AIM V.I. Growth and Income Fund and Putnam VT New Opportunities Fund are available to serve as the underlying investment for variable life insurance contracts, variable annuities and qualified plans. In the future, shares of the IDS Life Series Fund Portfolios may be available to serve as the underlying investment for variable life insurance contracts, variable annuities and qualified plans. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts, variable annuity separate accounts and/or qualified plans to invest in the available funds simultaneously. Although IDS Life and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between such policy owners, contract owners and qualified plans to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that separate funds should be established for variable life insurance, variable annuity and qualified plan separate accounts, the variable life insurance policyholders would not bear any expenses associated with establishing separate accounts.

IDS  Life  acts  as  the  investment  manager  and  American  Express  Financial
Corporation acts as the investment advisor of the IDS Life Series Fund, Inc. American Express Trust Company acts as custodian of the IDS Life Series Fund, Inc.'s investments.

A I M Advisors, Inc. acts as the investment advisor for AIM V.I.
Growth and Income Fund. Putnam Management acts as the investment manager for Putnam VT New Opportunities Fund.

The investment managers or advisors receive fees for their services as described under "Loads, fees and charges."

Detailed information about the funds, their investment objectives, policies and risks, may be found in the fund prospectuses.


Diversification: The Internal Revenue Service (IRS) has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund portfolio intends to comply with these requirements.

Ownership rules: The U.S. Treasury and the IRS have indicated they may provide additional guidance concerning how many subaccounts may be offered and how many exchanges among subaccounts may be allowed before the owner is considered to have investment control and thus is currently taxed on income earned within subaccount assets. We do not know at this time what the additional guidance will be or when action will be taken. We reserve the right to modify the policy, as necessary, to ensure that the owner will not be subject to current taxation as the owner of the subaccount assets.

PAGE 18
Rates of return of the fund and subaccounts

This section presents rates of return first for the funds, and then for the corresponding subaccounts. Rates of return are different in the two cases because those of the subaccounts reflect additional charges. This section shows the actual rates of return for the six IDS Life Series Fund Portfolios and subaccounts. This section shows hypothetical rates of return for the AIM V.I. Growth and Income Fund and Putnam VT New Opportunities Fund until November 22, 1996 when the subaccounts began investing in those funds. After this date, the section shows actual rates of return. All charges and expenses mentioned in the section are explained fully under "Loads, fees and charges."

Rates of return of the funds:

In the following table are average annual rates of return based on the actual investment performance of the funds after deduction of applicable fund charges (including the investment management fees and nonadvisory expenses) for the periods indicated. These rates do not reflect charges that apply to the subaccounts or the policy and therefore do not illustrate how actual investment performance will affect policy benefits. Moreover, these rates of return are not an estimate or guarantee of future performance.

Period ending 12/31/96

                                                                   10 years or
Fund                                            1 year   3 years   5 years   Since inception*

IDS Life Series Fund - Equity (Beta 0.88**)     19.91%   19.47%    15.25%       16.81%
IDS Life Series Fund - Income                    3.46     6.19      8.57         7.86
IDS Life Series Fund - Money Market              4.83     4.55      3.93         5.45
IDS Life Series Fund - Managed (Beta 0.66**)    14.52    11.12     12.66        14.48
IDS Life Series Fund - Government Securities     1.47     4.43      6.39         7.02
International Equity                            23.85       --        --        31.68
AIM V.I. Growth and Income Fund                 19.95       --        --        19.43
Putnam VT New Opportunities Fund                10.17       --        --        22.71

*IDS Life Series Fund-Equity, Income, Money Market, Managed and Government Securities Portfolios commenced operations on January 20, 1986. IDS Life Series Fund-International Equity Portfolio commenced operations on October 28, 1994. AIM V.I. Growth and Income Fund and Putnam VT New Opportunities Fund each commenced operations on May 2, 1994.


**Beta is a volatility measure based on calculations of the fund's monthly return compared to the S&P 500 Index. A beta less than 1 indicates performance that is less volatile than the market; A beta more than 1 indicates performance that is more volatile than the market.

Rates of return of subaccounts


Average annual rates of return in the following table reflect all charges incurred by the funds and charges against the subaccounts (including the mortality and expense risk charge). The rates do not reflect the premium expense charge, surrender charge or monthly deduction.

PAGE 19

            Period ending 12/31/96
                                                                                    10 Years or
Subaccount    Investment                        1 year      3 years    5 years    Since inception*

   U           Equity                           18.83%       18.40%     14.22%        13.43%
   V           Income                            2.58         5.27       7.62          7.71
   W           Money Market                      3.99         3.69       3.05          4.48
   X           Managed                          13.65        10.11      11.64         12.32
   Y           Government Securities             0.57         3.51       5.45          6.96
   IL          International Equity             22.95           --         --         26.52
   FGI**       Growth and Income Fund           18.87           --         --         18.33
   FNO**       New Opportunities Fund            9.18           --         --         21.60

*Subaccounts U,V,W,X and Y commenced operations on June 17, 1987.
Subaccount IL investing in International Equity Portfolio commenced operations on Oct. 28, 1994. FGI and FNO subaccounts each commenced operations on Nov. 22, 1996.

**For subaccounts FGI and FNO, the performance figures are calculated based on the historical performance of the funds, which commenced operations on May 2, 1994. The figures show what the performance of the subaccounts would have been if these subaccounts had existed during the illustrated periods.


The trust

Smith Barney Inc. Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A, consists of a unit investment trust. Currently one is available for investment which matures in 2004.

Objectives and major investments

The objective of the trust is to provide safety of capital and income through investment in a portfolio consisting primarily of:

    o bearer debt obligations issued by the United States that have been stripped of their unmatured interest coupons,

    o          coupons stripped from debt obligations of the United
               States, and

    o receipts and certificates for such stripped debt obligations and coupons.

The trust will also contain a Treasury note or notes providing interest income to pay anticipated expenses of the trust.

U.S. Treasury securities that have been stripped of their unmatured interest coupons are essentially bonds or notes that pay no interest. For this reason they are purchased at a deep discount from their face value and, if held to maturity, return the full face value.

Before maturity, the value of trust units will be more volatile than would the value of units of a trust containing unstripped U.S. Treasury securities of comparable maturities. The value may affect death benefits and policy value, which will fluctuate accordingly.

PAGE 20
Estimated rates of return


Because amounts invested in stripped U.S. Treasury securities will grow to their face values if held to maturity, we can estimate the compound rate of growth to maturity, based on certain assumptions about trust expenses. The net rate of return to maturity is calculated based on the estimated compound rate of growth in the units and these charges. Since the value of the trust's units will vary daily, reflecting the market value of the underlying securities, the compound rate of growth to maturity and net rate of return to maturity will also vary daily. Estimated net rates of return from March 31, 1997 to maturity for the trust, taking account of anticipated expenses are:

      Trust maturity date      Net rate of return to maturity
         Nov. 15, 2004                      6.92%


Rates of return to owners will be less than rates of return for trust units themselves because the units are held in subaccounts of the variable account, which are subject to policy charges not reflected in the above estimates. (See "Loads, fees and charges" for a full discussion of applicable charges.)

Trust maturity


On the maturity date of a particular trust, the policy value allocated to the subaccount that invests in the trust will automatically be reallocated to Subaccount W, which invests in the IDS Life Series Fund--Money Market Portfolio, unless you give us other directions in writing at least seven days before the maturity date. We will notify you in writing 30 days before the trust matures.


Roles of Smith Barney Inc. and IDS Life

Smith Barney sponsors the trust and sells units to the subaccounts. Because the trust invests in a specified portfolio, there is no investment manager. The price of the trust's units includes a transaction charge, paid directly by IDS Life to Smith Barney out of IDS Life's general account assets. This charge is limited by agreement between IDS Life and Smith Barney and will not be greater than that ordinarily paid by a dealer for similar securities. We will seek reimbursement for the amounts paid through a daily asset charge, described under "Loads, fees and charges."

Trust units will be sold to the extent necessary for IDS Life to provide benefits and make reallocation under the policies. Units will be sold to Smith Barney, which has undertaken to maintain a secondary market in units of the trust.

IDS Life and Smith Barney reserve the right to discontinue the sale of new units of a trust and to create additional trusts in the future.

More detailed information may be found in the current prospectus for the Smith Barney Inc. Stripped ("Zero Coupon") U.S. Treasury
Securities Fund, Series A.

PAGE 21
The fixed account

You can allocate premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers between the fixed account and subaccounts").

The fixed account is the general investment account of IDS Life. It includes all assets owned by IDS Life other than those in the variable account and other separate accounts. Subject to applicable law, IDS Life has sole discretion to decide how assets of the fixed account will be invested.

Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, IDS Life guarantees that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4.5%, independent of the actual investment experience of the account. IDS Life bears the full investment risk for amounts allocated to the fixed account.

IDS Life is not obligated to credit interest at any rate higher than 4.5%, although we may do so at our sole discretion. In recent years interest was credited as follows:


1987                 8.5  to 9.25%
1988                 8.0  to 9.25%
1989                 8.25 to 9.5%
1990                 8.25 to 9.2%
1991                 7.55 to 8.55%
1992                 6.5  to 8.05%
1993                 5.7  to 7.4%
1994                 5.7  to 7.6%
1995                 5.75 to 7.6%
1996                 5.5  to 7.2%


These rates are not indicative of future interest rates. The rate of return to you as owner will be less than the rate credited because policy charges (described under "Loads, fees and charges") reduce your net return.

Interest in excess of 4.5% will not be credited on any portion of policy value in the fixed account against which you have a policy loan outstanding.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

PAGE 22
Purchasing your policy

Application

To apply for coverage, complete an application and send it with your premium payment to IDS Life's home office. In your application, you:

     o select a specified amount of insurance;
     o select a death benefit option;
     o designate a beneficiary; and
     o state how premiums are to be allocated among the fixed account and/or the subaccounts.

Insurability: Before issuing your policy, IDS Life requires satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. Your application may be declined if IDS Life determines the individual is not insurable and any premium you have paid will be returned.

Age limit: IDS Life generally will not issue a policy to persons over the insurance age of 75. It may, however, do so at its sole discretion.

Rate classification: The rate classification is based on the insured's health, occupation or other relevant underwriting standards. This classification will affect your monthly deduction and may affect the cost of certain optional insurance benefits. (See "Loads, fees and charges" and "Optional insurance benefits.")

Other conditions: In addition to proving insurability, you and the insured must also meet certain conditions, stated in the application form, before coverage will become effective and your policy will be delivered to you.

Death of the insured: If the insured dies before the policy is issued and:

    o if all conditions stated in the application have not been met, IDS Life's sole liability will be to return the premium paid plus any interest earned.
    o if all conditions stated in the application have been met, IDS Life's liability will be the lesser of the death benefit applied for or $150,000.

Incontestability: IDS Life will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the insured's lifetime for two years from the policy date, IDS Life cannot contest the policy.

PAGE 23
Right to examine policy

You may return your policy for any reason and receive a full refund of all premiums paid. To do so, you must mail or deliver the policy to IDS Life or your financial advisor with a written request for cancellation, by the latest of:

     o the 10th day after you receive it (15th day in Colorado, 20th day in North Dakota);
     o the 10th day (15th day in Colorado, 20th day in North Dakota) after IDS Life mails or personally delivers a written notice of withdrawal right; or
     o the 45th day after you sign your application.

On the date your request is postmarked or received, the policy will immediately be considered void from the start.

Premiums

Payment of premiums:

In applying for your policy, you decide how much you intend to pay and how often you will make payments. During the first several policy years, IDS Life requires that premiums sufficient to keep the death benefit guarantee in effect be paid to keep the policy in force.

You may schedule payments annually, semiannually or quarterly.
(Payment at any other interval must be approved by IDS Life.) This premium schedule is shown in your policy.

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction or if the death benefit guarantee will remain in effect.

You may also change the amount and frequency of scheduled premium payments by written request. IDS Life reserves the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the death benefit guarantee remains in effect.

Premium limitations:

You may make unscheduled premium payments at any time and in any amount from $25 to $500,000. IDS Life reserves the right to limit the number and amount of unscheduled premium payments.

PAGE 24
Also, in order to receive favorable tax treatment under the Code, premiums paid during the life of the policy must not exceed certain limitations. To comply with the Code, IDS Life can either refuse excess premiums as they are paid or refund excess premiums with interest no later than 60 days after the end of the policy year in which they were paid.

Allocation of premiums:

Until your application is approved by IDS Life, we hold all premiums in the fixed account and we credit interest on the net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the date your application is approved, we will allocate the net premiums plus accrued interest to the account(s) you have selected in your application. At that time, we will begin to assess the various loads, fees, charges and expenses.

Any amount allocated to a subaccount is converted into accumulation units of that subaccount, as explained under "Policy value." Similarly, when transferring value between subaccounts, accumulation units in one subaccount are converted into a cash value, which is then converted into accumulation units of the second subaccount.

Your ability to allocate policy value to the trust may be limited by the availability of trust units.

Loads, fees and charges

Policy charges compensate IDS Life for:

     o providing the insurance benefits of the policy;
        o issuing the policy;
     o administering the policy;
     o assuming certain risks in connection with the policy; and
     o distributing the policy.

Some of these charges are deducted from your premium payments. Others are deducted periodically from your policy value in the fixed and/or subaccounts. You may also be assessed a charge if you surrender your policy or the policy lapses.

Premium expense charge

We deduct this charge from each premium payment. The amount remaining after the deduction, called the net premium, is credited to the account(s) you have selected. The premium expense charge has two parts:

Sales charge: 2.5% of each premium payment. Partially compensates IDS Life for expenses in distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature. (These expenses also may be partially compensated by the contingent deferred sales charge, discussed under "Surrender charge," below.)

PAGE 25
Premium tax charge: 2.5% of each premium payment. Compensates IDS Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies. All policies in all states are charged the average rate of 2.5% even though state premium taxes vary from 2% to 3.5%. This 2.5% rate may be different than the actual premium tax IDS Life expects to pay in your state.

Monthly deduction

On each monthly date we deduct from the value of your policy in the fixed and/or subaccounts an amount equal to the sum of:

     1.        the cost of insurance for the policy month;
     2.        the policy fee shown in your policy;
     3.        the death benefit guarantee charge shown in your policy;
               and
     4. charges for any optional insurance benefits provided by rider for the policy month.

Each of the four components is explained below.

You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% will be taken from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by written request.

Monthly deductions will be taken from the fixed account and the subaccounts on a pro rata basis if:

     o you do not specify the accounts from which the monthly deduction is to be taken;
     o the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified; or
     o you purchased the policy in Texas.

If the cash surrender value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the death benefit guarantee is in effect. (See "Death benefit guarantee;" also "Grace period" and "Reinstatement" at the end of this section on policy costs.)

Components of the monthly deduction:

1. Cost of insurance: primarily, the cost of providing the death benefit under your policy, which depends on:

     o the amount of the death benefit;
     o the policy value; and
     o the statistical risk that the insured will die in a given period.

PAGE 26
The cost of insurance for a policy month is calculated as:

                    [a x (b - c)] + d

where:

(a) is the monthly cost of insurance rate, which reflects the insured's statistical mortality risk, based on his or her sex, attained insurance age (age at last policy anniversary) and rate classification. Generally, the cost of insurance rate will increase as the insured's attained insurance age increases. Rates are set by IDS Life, based on its expectations as to future mortality experience. We may change the rates from time to time; any change will apply to all individuals of the same rate classification. However, rates will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables, Age Nearest Birthday.

Policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or greater qualify for lower cost of insurance rates than policies purchased with a specified amount less than $350,000. In addition, all policies purchased on or after May 1, 1993 (October 1, 1993 for policies purchased in New Jersey) qualify for lower cost of insurance rates than policies purchased earlier.

(b) is the death benefit on the monthly date divided by 1.0036748 (which reduces IDS Life's net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.5%);

(c) is the policy value on the monthly date. At this point, the policy value has been reduced by the policy fee, death benefit guarantee charge and any charges for optional riders;

(d) is any flat extra insurance charges assessed as a result of special underwriting considerations.

PAGE 27
Note for Massachusetts and Montana residents

Please disregard all policy provisions in this prospectus that are based on the sex of the insured. The policy will be issued on a unisex basis. Also disregard references to mortality tables; the tables will be replaced with an 80% male, 20% female blend of the 1980 Commissioners Standard Ordinary Smoker and Non-Smoker
Mortality Tables, Age Nearest Birthday.


2. Policy fee: $5 per month. Waived for policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or more. This charge reimburses IDS Life for expenses of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records; and of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners. We reserve the right to change the charge in the future, but guarantee that it will never exceed $7.50 per month.


3. Death benefit guarantee charge: 1 cent per $1,000 of the current specified amount and 1 cent per $1,000 of coverage under any other insured rider. This charge compensates IDS Life for the risk assumed in providing the death benefit guarantee. The charge is included in the monthly deduction in the first five policy years or until the insured's attained insurance age 70, whichever is later. The charge will not be deducted if the death benefit guarantee is no longer in effect. For any policy month in which the monthly deduction is paid by a waiver of monthly deduction rider, the minimum monthly premium will be zero. (See "Death benefit guarantee," later in this section for an explanation of the minimum monthly premium and "Other insured rider," under "Optional insurance benefits.")

4. Optional insurance benefit charges: charges for any optional benefits added to the policy by rider. See "Optional insurance benefits."

Surrender charge

If you surrender your policy or the policy lapses during the first 10 policy years and in the 10 years following an increase in specified amount a surrender charge will be assessed. The surrender charge is the sum of two parts:


Contingent deferred issue and administrative expense charge: Reimburses IDS Life for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. For the initial specified amount, this charge is $4 per thousand dollars of initial specified amount. It remains level during the first five policy years and then decreases monthly until it is zero at the end of 10 policy years. If the specified amount of the policy is increased, an additional charge will apply. The additional charge will be $4 per thousand dollars of increase in specified amount. It remains level during the first five years following the effective date of the increase and then decreases monthly until it is zero at the end of the 10th year following the increase.



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PAGE 28
Contingent deferred sales charge:

Partially compensates IDS Life for expenses of distributing the policy, including financial advisors' commissions, advertising and printing the prospectus and sales literature. For the initial specified amount, this charge is the sum of 27.5% of premium payments up to a maximum amount shown in the policy plus 6.5% of all other premium payments. The maximum amount shown in the policy will be based on the insured's insurance age, sex, rate classification and initial specified amount. If the specified amount of the policy is increased, an additional charge will apply. The additional charge will be 6.5% of all premium payments attributable to the increase. Premiums attributable to the increase are calculated as

     a x (b + c)

where:

(a) is the amount of the increase in the specified amount divided by the total specified amount after the increase; (b) is the policy value on the date of the increase; and (c) is all premium payments paid on or after the date of the increase.

Maximum surrender charge:
The total surrender charge is subject to an overall upper limit or "maximum surrender charge." The "maximum surrender charge" for the initial specified amount will be shown in the policy. It is based on the insured's insurance age, sex, rate classification and initial specified amount. The "maximum surrender charge" for the initial specified amount will remain level during the first five policy years and then decrease monthly until it is zero at the end of 10 policy years. If the specified amount is increased, an "additional maximum surrender charge" will apply. The "additional maximum surrender charge" will be shown in a revised policy. It will be based on the insured's attained insurance age, sex, rate classification and the amount of the increase. The "additional maximum surrender charge" will remain level during the first five years following the effective date of the increase and then decrease monthly until it is zero at the end of the 10th year following the increase.

If premium payments are equal to or somewhat higher than the premiums needed to keep the death benefit guarantee in effect, for several years the surrender charge will generally be the charge described in the "Contingent deferred issue and administrative expense charge" and "Contingent deferred sales charge" sections above. After that, the "Maximum surrender charge" will generally apply. If premium payments are paid at a significantly higher level, the "Maximum surrender charge" will generally apply in all years.

PAGE 29
Partial surrender fee


If you surrender part of the value of your policy, you will be charged $25 (or 2% of the amount surrendered, if less). This fee is guaranteed not to increase for the duration of your policy.


Mortality and expense risk charge

This charge applies only to the subaccounts and not to the fixed account. It is equal, on an annual basis, to 0.9% of the daily net asset value of the subaccounts -- a level guaranteed for the life of the policy. The subaccounts pay this fee at the time that dividends are distributed from the funds in which they invest. Computed daily, the charge compensates IDS Life for:

    o Mortality risk -- the risk that the cost of insurance charge will be insufficient to meet actual claims.

    o Expense risk -- the risk that the policy fee and the contingent deferred issue and administrative expense charge (described above) may be insufficient to cover the cost of administering the policy.


Any profit from the mortality and expense risk charge would be available to IDS Life for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the sales and surrender charges discussed earlier. Any further deficit will have to be made up from IDS Life's general assets.


Transaction charge

IDS Life makes a daily charge against the assets of the subaccount that invests in the trust. This charge is intended to reimburse us for the transaction fee we pay from our general account assets to Smith Barney on the sale of the trust units to the subaccounts.

The asset charge is equivalent to an effective annual rate of 0.25% of the value of the subaccounts investing in the trust. This amount may be increased in the future but will not exceed an effective annual rate of 0.5% of the value of these subaccounts. The charge will be based on our costs (taking into account the interest we lose on the amounts paid to Smith Barney).

Fund expenses


The investment managers receive fees for their services to the funds. The funds also pay taxes, brokerage commissions and nonadvisory expenses, such as custodian and trustee fees, registration fees for shares, postage, fidelity and security bond costs, legal fees and other miscellaneous fees and charges. IDS Life has agreed to a voluntary limit of 0.1%, on an annual basis, of the average daily net assets of each of the IDS Life Series Fund Portfolios for these nonadvisory expenses, even though actual expenses on IDS Life Series
Fund-Government Securities Portfolio ranged up to 0.18%, IDS Life Series Fund-Money Market Portfolio

PAGE 30
ranged up to 0.23% and IDS Life Series Fund-International Equity Portfolio ranged up to 0.37%. IDS Life reserves the right to discontinue limiting these nonadvisory expenses at 0.1%. However, its present intention is to continue the limit until the time that actual expenses are less than the limit. Other expenses for the year ended Dec. 31, 1996 were 0.09% for Putnam VT New Opportunities. For AIM V.I. Growth and Income Fund other expenses (annualized) were 0.13% for the period ended Dec. 31, 1996.


The investment management fee is deducted from the IDS Life Series Fund - Equity, Income, Money Market, Government Securities, International Equity Portfolios and the Putnam VT New Opportunities Fund and AIM V.I. Growth and Income daily.

The investment management fee equals, on an annual basis:


   o IDS Life Series Fund-Money Market Portfolio -- 0.5% of average daily net assets
   o Putnam VT New Opportunities Fund -- 0.63% of average daily net assets
   o AIM V.I. Growth and Income Fund -- 0.65% of average daily net assets
   o IDS Life Series Funds-Equity, Income, Managed and Government Securities Portfolios -- 0.7% of average daily net assets
   o IDS Life Series Fund-International Equity Portfolio -- 0.95% of average daily net assets

IDS Life has entered into certain agreements under which it is compensated by the advisors and/or distributors of the AIM V.I. Growth and Income Fund and the Putnam VT New Opportunities Fund for the administrative services it provides to these funds.


Other information on charges

IDS Life may reduce or eliminate various fees and charges when we incur lower sales costs and/or perform fewer administrative services than usual. The two most common cases are:

     o Policies made available by an employer to a group of employees.
     o Policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or greater.

Death benefit guarantee

Your policy will remain in force even if the cash surrender value is insufficient to cover the monthly deduction if you have paid the minimum monthly premiums shown in the policy. Although the minimum premium is specified as a monthly amount, you may pay on any schedule you choose, as long as:

        the sum of premiums paid - partial surrenders - outstanding indebtedness equals or exceeds

PAGE 31
        minimum monthly premium x number of months since policy date (including the current month)

This guarantee applies only until the insured reaches attained insurance age 70 or the policy has been in force for five years, whichever is later. For factors affecting the minimum monthly premium, see "Changes in specified amount" under "Death benefit" and "Optional insurance benefits."

If, on a monthly date, you have not paid enough premiums to keep the death benefit guarantee in effect, we will mail a notice to your last known address, asking you to pay a premium sufficient to bring your total up to the required minimum. If you do not pay this amount within 61 days, your policy will lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction. Although the policy can be reinstated as explained below, the death benefit guarantee cannot be reinstated.

Grace period

If on a monthly date the cash surrender value of your policy is less than the amount needed to pay the next monthly deduction, your policy will still remain in force for at least 61 days.

IDS Life will mail a notice to your last known address, requesting payment of a premium that will raise the cash surrender value to an amount sufficient to cover the next three monthly deductions. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. Any balance will be added to the policy value and allocated in the same manner as other premium payments. If you do not pay the premium, the policy will lapse without value, unless the death benefit guarantee described above is in effect.

If a policy lapses with outstanding indebtedness, any excess of the outstanding indebtedness over the premium paid generally will be taxable to the owner. (See "Federal taxes.") If the insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit.

Reinstatement

Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, IDS Life will require:

     o a written request;

     o evidence satisfactory to IDS Life that the insured remains insurable;

     o payment of a premium that will keep the policy in force for at least three months;

     o payment of the monthly deductions that were not collected during the grace period; and

PAGE 32
     o payment or reinstatement of any indebtedness.

The effective date of a reinstated policy will be the monthly date on or next following the day IDS Life accepts your application for reinstatement. The suicide period (see "Death benefits") will apply from the effective date of reinstatement (except in Georgia, Oklahoma, Pennsylvania, South Carolina, Tennessee and Virginia).
Surrender charges will also be reinstated.

IDS Life will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.

Policy value

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account.

Fixed account value

The value in the fixed account on the policy date (when the policy is issued) equals the portion of your initial net premium that you have allocated to the fixed account, plus interest accrued before the policy date, minus the portion of the monthly deduction for the first policy month that you have allocated to the fixed account.

On any later date, the value in the fixed account equals:

     o the value on the previous monthly date; plus
     o net premiums allocated to the fixed account since the last monthly date; plus
     o any transfers to the fixed account from the subaccounts, including loan transfers, since the last monthly date; plus
     o accrued interest on all of the above; minus
     o any transfers from the fixed account to the subaccounts, including loan repayment transfers, since the last monthly date; minus
     o any partial surrenders or partial surrender fees allocated to the fixed account since the last monthly date; minus
     o interest on any transfers or partial surrenders, from the date of the transfer or surrender to the date of calculation; minus
     o any portion of the monthly deduction for the coming month that is allocated to the fixed account if the date of calculation is a monthly date.

Subaccount values

The value in each subaccount changes daily, depending on the investment performance of the fund portfolio or trust in which that subaccount invests and on other factors detailed below. There is no guaranteed minimum subaccount value. You as owner bear the entire investment risk.

PAGE 33
Calculation of subaccount value: The value of each subaccount on each valuation date equals:

o the value of the subaccount on the preceding valuation date, multiplied by the net investment factor for the current valuation period (explained below); plus
o net premiums received and allocated to the subaccount during the current valuation period; plus
o any transfers to the subaccount (from the fixed account or other subaccounts, including loan repayment transfers) during the period; minus
o any transfers from the subaccount including loan transfers during the current valuation period; minus
o any partial surrenders and partial surrender fees allocated to the subaccount during the period; minus
o any portion of the monthly deduction allocated to the subaccount during the period.

The net investment factor measures the investment performance of a subaccount from one valuation period to the next. Because performance may fluctuate, the value of a subaccount may increase or decrease from day to day.

Accumulation units: The policy value allocated to each subaccount is converted into accumulation units. Each time you direct a premium payment or transfer policy value into one of the subaccounts, a certain number of accumulation units are credited to your policy for that subaccount. Conversely, each time you take a partial surrender or transfer value out of a subaccount, a certain number of accumulation units are subtracted.


Accumulation units are the true measure of investment value in each subaccount. For subaccounts investing in the funds, they're related to, but not the same as, the net asset value of the corresponding fund. The dollar value of each accumulation unit can rise or fall daily, depending on the investment performance of the underlying fund, on any change in the value of trust units and on certain charges. Here's how unit values are calculated:


Number of units: To calculate the number of units for a particular subaccount, we divide your investment (net premium or transfer amount) by the current accumulation unit value.

Accumulation unit value: The current value for each subaccount equals the last value times the current net investment factor.

Net investment factor: Determined at the end of each valuation period, this factor equals (a divided by b) - c, where:

(a) equals:


o net asset value per share of the fund or value of a unit of the trust; plus


o per-share amount of any dividend or capital gain distribution made by the relevant fund to the subaccount; plus

PAGE 34
o any credit or minus any charge for reserves to cover any tax liability resulting from the investment operations of the subaccount.

(b) equals:

o net asset value per share of the fund or value of a unit of the trust at the end of the preceding valuation period; plus
o any credit or minus any charge for reserves to cover any tax liability in the preceding valuation period.

(c) is a percentage factor representing the mortality and expense risk charge and, for the subaccount investing in the trust, the transaction charge, as described in "Loads, fees and charges," above.

Factors that affect subaccount accumulation units:

Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

o additional purchase payments allocated to the subaccounts; o transfers into or out of the subaccount(s); o partial surrenders and partial surrender fees; o surrender charges; and/or o monthly deductions

Accumulation unit values may fluctuate due to:


o changes in underlying fund(s) net asset value or the value of the trust;
o dividends  distributed  to the  subaccount(s);
o capital  gains or losses of underlying  funds;
o fund  operating  expenses;
o mortality  and expense  risk charges; and/or
o the transaction charge for the subaccount investing in the trust.


Death benefits

When you purchase your policy, you decide on the minimum amount of protection you want for the beneficiary if the insured dies. This amount is called the specified amount. Your policy's death benefit can never be less than this amount unless you change it or unless your policy has an outstanding indebtedness.

You also choose one of two death benefit options, which determines how the policy's value will affect the amount paid to the beneficiary if the insured dies while the policy is in force:

Option 1 (level amount): Under this option, the policy's value is part of the specified amount. The Option 1 death benefit is the greater of:



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PAGE 35
     o the specified amount on the date of the insured's death; or
     o the applicable percentage of the policy value on the date of death, if death occurs on a valuation date, or on the next valuation date following the date of death. (See table below.)

Thus, the death benefit remains level -- at the specified amount -- as long as the applicable percentage of policy value is less than or equal to that amount. Only when the applicable percentage of policy value exceeds the specified amount will the death benefit vary with the policy value. After attained insurance age 40, the applicable percentage decreases as the insured's age increases.

                   Applicable percentage table

Insured's          Applicable        Insured's        Applicable
attained           percentage of     attained         percentage of
insurance          policy            insurance        policy
age                value             age              value
40 or younger      250%                 61             128%
    41             243                  62             126
    42             236                  63             124
    43             229                  64             122
    44             222                  65             120
    45             215                  66             119
    46             209                  67             118
    47             203                  68             117
    48             197                  69             116
    49             191                  70             115
    50             185                  71             113
    51             178                  72             111
    52             171                  73             109
    53             164                  74             107
    54             157                  75-95          105
    55             150                  96             104
    56             146                  97             103
    57             142                  98             102
    58             138                  99             101
    59             134                  100            100
    60             130

Option 2 (variable amount): Under this option, the policy value is added to the specified amount. The Option 2 death benefit is the greater of:

     o the policy value plus the specified amount; or
     o the applicable percentage of policy value (from the preceding table) on the date of death, if death occurs on a valuation date, or on the next valuation date following the date of death.

Under Option 2 the death benefit will always vary as the policy value varies. The death benefit will equal the sum of the specified amount plus the policy value until the applicable percentage of the policy value exceeds that sum.



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PAGE 36
Examples:                         Option 1            Option 2

specified amount                  $100,000            $100,000
policy value                      $  5,000            $  5,000
death benefit                     $100,000            $105,000
policy value increases to         $  8,000            $  8,000
death benefit                     $100,000            $108,000
policy value decreases to         $  3,000            $  3,000
death benefit                     $100,000            $103,000

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because IDS Life's net amount at risk is generally lower; for this reason the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the policy value.

Change in death benefit option

You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

If you change from Option 1 to Option 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting specified amount would fall below the minimum specified amount (currently $50,000 for the first two policy years, $40,000 in years three through 10 and $25,000 thereafter).

The minimum specified amount for policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or more is $350,000 in the first policy year, $325,000 in years two to five, $300,000 in years six to 10 and $275,000 thereafter.

If you change from Option 2 to Option 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the monthly deduction because the cost of insurance and the death benefit guarantee charge both depend upon the specified amount. The charge for certain optional insurance benefits may also change. The surrender charge, however, will not be affected.

Changes in specified amount

Subject to certain limitations, you may make a written request to increase or decrease the specified amount once each policy year after the first. Changes in specified amount may have tax

PAGE 37
implications, discussed in the section "Modified endowment contracts" under "Federal taxes."

Increases: If you increase the specified amount, additional evidence of insurability that is satisfactory to IDS Life may be required. The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000, and no increase will be permitted after the insured's attained insurance age 75.

An increase in the specified amount will have the following effects on policy charges:

     o Your monthly deduction will increase because the cost of insurance and the death benefit guarantee charge both depend upon the specified amount.
     o Charges for certain optional insurance benefits will increase.
     o The minimum monthly premium will increase if the death benefit guarantee is in effect.
     o The surrender charge will increase.

At the time of the increase in specified amount, the cash surrender value of your policy must be sufficient to pay the monthly deduction on the next monthly anniversary. The increased surrender charge will reduce the cash surrender value. If the remaining cash surrender value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will lapse unless the death benefit guarantee is in effect. Because the minimum monthly premium will increase, additional premiums may also be required to keep the death benefit guarantee in effect.

Decreases: Any decrease in specified amount will take effect on the monthly anniversary on or next following our receipt of your written request. The specified amount remaining after the decrease may not be less than the minimum specified amount (currently $50,000 for the first two policy years, $40,000 in years three through 10, and $25,000 thereafter). If, following a decrease in specified amount, the policy would no longer qualify as life insurance under federal tax law, the decrease may be limited to the extent necessary to meet these requirements.

The minimum specified amount for policies purchased on or after May 1, 1991 with an initial specified amount of $350,000 or more is $350,000 in the first policy year, $325,000 in years two to five, $300,000 in years six to 10 and $275,000 thereafter.

A decrease in specified amount will affect your costs as follows:

     o Your monthly deduction will decrease because the cost of insurance and the death benefit guarantee charge both depend upon the specified amount.
     o Charges for certain optional insurance benefits will decrease.

PAGE 38
     o The minimum monthly premium will decrease if the death benefit guarantee is in effect.
     o The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

Decreases in the specified amount will be deducted from the current specified amount in this order:

     1. First from the portion due to the most recent increase;
     2. Next from portions due to the next most recent increases successively; and
     3. Then from the initial specified amount when the policy was issued.

This procedure may affect the cost of insurance if different rate classifications have been applied to the current specified amount. The rate classification applicable to the most recent increase in the specified amount will be eliminated first, then the rate classification applicable to the next most recent increase, and so on.

Misstatement of age or sex

If the insured's age or sex has been misstated, the proceeds payable upon death will be:

    o          the policy value on the date of death; plus
    o the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus
    o the amount of any outstanding indebtedness on the date of death.

Suicide

Suicide by the insured, whether sane or insane, within two years from the policy date is not covered by the policy. If suicide occurs, the only amount payable to the beneficiary will be the premiums paid, minus the amount of any outstanding indebtedness.

In Colorado and North Dakota, the suicide period is shortened to one year. In Missouri, IDS Life must prove that the insured intended to commit suicide at the time he or she applied for coverage.

Beneficiary

Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving written notice to IDS Life, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the insured, the beneficiary will be you or your estate.

PAGE 39
Transfers between the fixed account and subaccounts

You may transfer policy values from one subaccount to another or between subaccounts and the fixed account. For most transfers, if we receive your request before the close of business, we will process it that day. Requests received after the close of business will be processed the next business day. There is no charge for transfers. Before transferring policy value, you should consider the risks involved in switching investments.

We may suspend or modify the transfer privilege at any time. Transfers involving the fixed account are subject to the restrictions below.

Fixed account transfer policies

o Transfers from the fixed account must be made during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.


o If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.


o If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.

o We will not accept requests for transfers from the fixed account at any other time.

o If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange right.")

Minimum transfer amounts

From a subaccount to another subaccount or the fixed account:

For mail and phone transfers, $250 or the entire subaccount balance, whichever is less.

For automated transfers, $50.

From the fixed account to a subaccount:

$250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.

For automated transfers, $50.




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PAGE 40
Maximum transfer amounts

From a subaccount to another subaccount or the fixed account: None.

From the fixed account to a subaccount: Entire fixed account balance minus any outstanding indebtedness.

Maximum number of transfers per year

Five for mail and phone transfers.  Twelve for automated transfers.

Two ways to request a transfer, loan or surrender

Provide  your  name,   policy  number,   Social   Security  Number  or  Taxpayer
Identification Number when you request a transfer.

1  By letter

Regular mail:

IDS Life Insurance Company
P.O. Box 499
Minneapolis, MN  55440

Express mail:

IDS Life Insurance Company
733 Marquette Ave.
Minneapolis, MN  55402

2 By phone

Call between 7 a.m. and 6 p.m. Central Time:
1-800-437-0602 (toll free) or
(612) 671-4738 (Minneapolis/St. Paul area)

TTY service for the hearing impaired:
1-800-285-8846 (toll free)

o We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use mail procedure as an alternative.

o We will honor any telephone transfer or surrender request believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and tape recording calls. As long as these procedures are followed, neither IDS Life nor its affiliates will be liable for any loss resulting from fraudulent requests.

o Telephone transfers are automatically available. You may request that telephone transfers not be authorized from your account by writing IDS Life.




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PAGE 41
Automated transfers

In addition to written and phone requests, you can arrange to have policy value transferred from one account to another automatically. Your financial advisor can help you set up an automated transfer.

Automated transfer policies:

o Minimum automated transfer: $50

o Frequency: monthly, quarterly, semiannually or annually

o Only one automated transfer arrangement can be in effect at any time. Policy values may be transferred to one or more subaccounts and the fixed account but can be transferred from only one account.

o You can start or stop this service by written request. You must allow seven days for us to change any instructions that are currently in place.

o Automated transfers from the fixed account may not exceed an amount that, if continued, would deplete the fixed account within 12 months.

o If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

o If your request is submitted with an application for a policy, it will not take effect until the policy is issued.

o If the value of the account from which policy value is being transferred is less than the $50 minimum, the transfer arrangement will automatically be stopped.

o Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts.

Automated dollar-cost averaging

You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit value, caused by fluctuations in the market value(s) of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit.




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PAGE 42
How dollar-cost averaging works

          Amount    Accumulation   Number of units
Month     invested  unit value     purchased

Jan       $100          $20         5.00
Feb        100           16         6.25
Mar        100            9        11.11
Apr        100            5        20.00
May        100            7        14.29
June       100           10        10.00
July       100           15         6.67
Aug        100           20         5.00
Sept       100           17         5.88
Oct        100           12         8.33

(footnotes to table) By investing an equal number of dollars each month...

(arrow in table pointing to April) you automatically buy more units when the per unit market price is low.

(arrow in table pointing to August) and fewer units when the per unit market price is high.

You have paid an average price of only $10.81 per unit over the 10 months, while the average market price actually was $13.10.


Dollar-cost averaging does not guarantee that any subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.


Policy loans

You may borrow against your policy by written or telephone request. (See chart under "Transfers between the fixed account and subaccounts" for address and phone numbers for your requests.) Loans by telephone are limited to $50,000. A loan request received before close of business will be processed the same day. A request received after close of business will be processed the following business day.

Interest rate: 6.1% payable in advance, which is equivalent to a 6.5% effective rate. For policies purchased on or after May 1, 1993 (October 1, 1993 for New Jersey), we expect to reduce the loan interest rate after a policy's 10th anniversary to 4.3% payable in advance, equivalent to a 4.5% effective rate.

Minimum loan: $500 ($200 for Connecticut residents) or the remaining loan value, whichever is less.




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PAGE 43
Maximum loan:

     o In Texas, 100% of the policy value in the fixed account, minus a pro rata portion of surrender charges.
     o In Virginia, 90% of the policy value minus surrender charges.
     o In all other states, 85% of the policy value minus surrender charges.

We will compute the maximum loan value as of the end of the valuation period during which we receive your loan request. In doing so, we will deduct from the loan value interest for the period until the next policy anniversary.

Payment of loaned funds: Generally, we will pay loans within seven days after we receive your request (with certain exceptions -- see "Deferral of payments," under "Payment of policy proceeds").

Allocation of loans to accounts: If you do not specify whether the loan is to come from the fixed account or the subaccounts, it will be made from the subaccounts and the fixed account in proportion to their values, minus indebtedness. When a loan is made from a subaccount, accumulation units are redeemed and the proceeds transferred into the fixed account. We will credit the loaned amount with 4.5% annual interest.

Repayments: Loan repayments will be allocated to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.

Overdue interest: If accrued interest is not paid when due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take such interest from the fixed account and/or subaccounts, using the monthly deduction allocation percentages. If the value in the fixed account or any subaccount is not enough to pay the interest so allocated, all of the interest will be taken from all of the accounts in proportion to their value, minus indebtedness.


Effects of policy loans: If you do not repay your loan, it will reduce the death benefit and policy value. Even if you do repay it, your loan can have a permanent effect on death benefits and policy values, because money borrowed against the subaccounts will not share in the investment results of the relevant fund(s) or trust(s).


Taxes: If your policy lapses or you surrender it with an outstanding indebtedness, and the amount of outstanding indebtedness plus the cash surrender value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. (See "Federal taxes.")

PAGE 44
Policy surrenders

You may surrender your policy in full or in part by written or telephone request. (See chart under "Transfers between the fixed account and subaccounts.") A surrender request received before close of business will be processed the same day. A request received after close of business will be processed the following business day. We may require that you return your policy.

We will normally process your payment within seven days; however, we reserve the right to defer payment. (See "Deferral of payments," under "Payment of policy proceeds.")

Total surrenders: If you surrender your policy totally, you receive its cash surrender value -- the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, fees and charges.") We will compute the value of each subaccount as of the end of the valuation period during which your request is received.

Partial surrenders: After the first policy year, you may surrender any amount from $500 up to 85% of the policy's cash surrender value. (Partial surrenders by telephone are limited to $50,000.) You will be charged a partial surrender fee, described under "Loads, fees and charges."

Allocation of partial surrenders: Unless you specify otherwise, IDS Life will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which your request is received. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

Effects of partial surrenders:

o The policy value will be reduced by the amount of the partial surrender and fee.

o The death benefit will be reduced by the amount of the partial surrender and fee, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.

o A partial surrender may terminate the death benefit guarantee. The surrender amount is deducted from total premiums paid, which may reduce the total below the level required to keep the death benefit guarantee in effect.

o If Option 1 is in effect, the specified amount will be reduced by the amount of the partial surrender and fee. IDS Life will deduct this decrease from the current specified amount in this order:

PAGE 45
     1. First from the specified amount provided by the most recent increase;
     2. Next from the next most recent increases successively;
     3. Then from the initial specified amount when the policy was issued.

Because they reduce the specified amount, partial surrenders may affect the cost of insurance. IDS Life will not allow a partial surrender if it would reduce the specified amount below the required minimum. (See "Decreases" under "Death benefits.")

o If Option 2 is in effect, a partial surrender does not affect the specified amount.

Taxes: Upon surrender, you will generally be liable for taxes on any excess of the cash surrender value plus outstanding indebtedness over the premium paid. (See "Federal taxes.")

Exchange right

For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We will automatically credit all future premium payments to the fixed account unless you request a different allocation.

Such transfer will not count against the five-transfers-per-year limit. Also, any restrictions on transfers into the fixed account will be waived.

There will be no effect on the policy's death benefit, specified amount, net amount at risk, rate classification(s) or issue age. Only the method of funding the policy value will be affected.

Paid-up insurance option

You may request that the cash surrender value of the policy be used to purchase an amount of paid-up insurance. Your request may be made in writing during the 30 days before any policy anniversary. The paid-up insurance policy will take effect as of the policy anniversary and will mature on the original policy's maturity date. You will forfeit all rights to make future premium payments and all riders will terminate.

The amount and cash surrender value of the paid-up insurance will be based on the cost of insurance rates guaranteed in the policy and on the fixed account guaranteed interest rate. The paid-up policy's death benefit amount, minus its cash surrender value, cannot be greater than your current policy's death benefit, minus its policy value (both as of the date of the paid-up policy's purchase). The amount of paid-up insurance will remain level and will not be less than required by law.

PAGE 46
Any cash surrender value that is not used to purchase the paid-up insurance amount will be paid to you. At any time before the insured's death, you may surrender the paid-up insurance for its cash surrender value.

Optional insurance benefits

You may choose to add the following benefits to your policy, in the form of riders (if certain requirements are met):

Waiver of monthly deduction (WMD): Under WMD, we will waive the monthly deduction if the insured becomes totally disabled for six months or longer prior to the attained insurance age 60 policy anniversary. The waiver will not start until the disability has continued for at least six months; however, once it starts, monthly deductions taken from policy values during the six-month waiting period will be credited back to the policy, using the premium allocation percentage then in effect. Monthly deductions will then be waived as long as the insured remains disabled. For any month in which the monthly deduction is covered by this rider, the minimum monthly premium needed to keep the death benefit guarantee in effect will be zero.

During disability the specified amount cannot be increased, the death benefit option cannot be changed to Option 1 and any benefits provided by riders cannot be increased.

Accidental death benefit (ADB): ADB provides an additional death benefit if the insured's death is caused by accidental injury prior to the insured's attained insurance age 70 policy anniversary.

Other insured rider (OIR): OIR provides a level, adjustable death benefit on the life of each other insured covered. The minimum face amount that can be issued to each other insured is $25,000.
OIR does not develop policy value.

Coverage under OIR will terminate on the earliest of the following:

o The monthly anniversary date on or next following receipt of a written request to end coverage.
o The date the basic policy matures, is surrendered or terminates for any reason other than the insured's death.
o 31 days after the insured's death. No charge is made for coverage during this period.
o The date of conversion of the coverage to an individual life insurance policy on the life of the other insured. OIR is convertible to any level benefit, level premium whole life or flexible premium adjustable whole life insurance policy offered by us at the time of conversion.
o The date the other insured attains insurance age 100.

If the other insured's age or sex has been misstated, the amount payable upon his or her death will be the amount of insurance that would have been purchased by the cost of the OIR for the policy month during which death occurred, had the cost been calculated using rates for the correct age and sex.

PAGE 47
Children's insurance rider (CIR): Each unit of CIR provides $1,000 level term insurance on each eligible child. To be eligible, children must:

o be insurable children, stepchildren or legally adopted children of the insured;
o be named in the application for this rider;
o be members of the primary insured's household (actually living with the insured) at the time of application; and
o be at least 15 days old and have not passed their 19th birthday.

After the CIR is issued, it automatically insures children born to, legally adopted by, or who become stepchildren of the insured after the date of the CIR application, if they are at least 15 days old and have not passed their 19th birthday. The maximum number of units for one family is 10.

Insurance under CIR expires on the earlier of the child's 22nd birthday or the primary insured's attained insurance age 65 policy anniversary. If the primary insured parent dies, the insurance on each child will be changed to paid-up term insurance, which will provide the same coverage as provided under the CIR and will expire at the same time coverage under the CIR would have expired.

The coverage provided on each child may be converted, without evidence of insurability, to level premium whole life or flexible premium adjustable whole life insurance within 31 days before or after the earlier of the child's 22nd birthday or the primary insured's attained insurance age 65 policy anniversary. Up to five times the amount of insurance on each child may be converted.

Payment of policy proceeds

Proceeds will be paid when:

        o you surrender the policy;
        o the insured dies; or
        o the policy maturity date is reached, which occurs when the insured reaches attained insurance age 100.


All proceeds will be paid by check. We will compute the amount of the death benefit and pay it in a single sum unless you select one of the payment options below. We will pay interest at a rate not less than 4% per year (8% in Arkansas and Colorado) on single sum death proceeds, from the date of the insured's death to the settlement date (the date on which proceeds are paid in a lump sum or first placed under a payment option). You will be charged a fee if you request express mail delivery.


Payment options:

During the insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. (The beneficiary may also select a payment option, unless you say that he or she can't.) You decide how much of the proceeds

PAGE 48
will be placed under each option (minimum: $5,000). Any such amount will be transferred to IDS Life's general account. Unless we agree otherwise, payments under all options must be made to a natural person.

You may also, by written request, change a prior choice of payment option, or elect a payment option other than the three below if we agree.

If you elect a payment option for pre-death proceeds, payments under this option may be subject to federal income tax as ordinary income. If you elect Option A, the full pre-death proceeds will be taxed as a full surrender or maturity as described in "Taxation of policy proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. The interest paid under Option A will be ordinary income subject to income tax in the year earned. The interest payments will not be subject to the 10% penalty tax.

If you elect Option B or Option C for payment of pre-death proceeds, any indebtedness at the time of election will be taxed as a partial surrender as described in "Taxation of policy proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. The remainder of the proceeds will be used to make payments under the option elected. A portion of each payment will be taxed as ordinary income and a portion of each payment will be considered a return of the investment in the policy and will not be taxed. An owner's investment in the policy is described in "Taxation of policy proceeds". All payments made after the investment in the policy is fully recovered will be subject to tax. Amounts paid under Option B or Option C that are subject to tax may also be subject to an additional 10% penalty tax. (See "Penalty tax.")

Death benefit proceeds applied to any payment option are not considered part of the beneficiary's income and thus are not subject to federal income tax. Payments of interest under Option A will be ordinary income subject to tax. Under Option B or Option C, a portion of each payment will be ordinary income, subject to tax and a portion of each payment will be considered a return of the beneficiary's investment in the policy. The beneficiary's investment in the policy is the death benefit proceeds applied to the payment option. All payments made after the investment in the policy is fully recovered will be subject to tax.

Option A -- Interest payments: We will pay interest on any proceeds placed under this option at a rate of 4% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain or you may place them under a different payment option approved by us.




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PAGE 49
Option B -- Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

   Payment period               Monthly payment per $1,000
      (years)                   placed under Option B

        5                               $18.32
        10                               10.06
        15                                7.34
        20                                6.00
        25                                5.22
        30                                4.72

Monthly amounts for other payment periods will be furnished at your request, free of charge.

Option C -- Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 10, 15 or 20 years.

The amount of each monthly payment per $1,000 placed under this option will be based on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee's nearest birthday) minus an adjustment as follows:

Calendar year of     Adjustment    Calendar year of      Adjustment
payee's birth                      payee's birth

Before 1920              0         1945-1949                 6
1920-1924                1         1950-1959                 7
1925-1929                2         1960-1969                 8
1930-1934                3         1970-1979                 9
1935-1939                4         1980-1989                10
1940-1944                5         After 1989               11

The amount of each monthly payment per $1,000 placed under this option will not be less than amounts shown in the next table.

Monthly amounts for any adjusted age not shown will be furnished at your request, without charge.

Adjusted
  age         Life income per $1,000 with
 payee        payments guaranteed for
                 10 years          15 years            20 years
              Male    Female    Male      Female    Male     Female
  50         $4.81    $4.47    $4.74      $4.45    $4.65     $4.40
  55          5.20     4.80     5.09       4.74     4.94      4.67
  60          5.70     5.22     5.51       5.12     5.25      4.98
  65          6.35     5.77     5.98       5.58     5.54      5.32
  70          7.14     6.50     6.47       6.12     5.77      5.63
  75          8.00     7.40     6.87       6.64     5.91      5.85

PAGE 50 Deferral of payments:

We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

o the payments derive from a premium payment made by a check that has not cleared the banking system (good payment has not been collected); o the NYSE is closed (other than customary weekend and holiday closings); o in accordance with SEC rules, trading on the NYSE is restricted or, because of an emergency, it is not practical to dispose of securities held in the subaccount or determine the value of the subaccount's net assets.

Any loans or surrenders from the fixed account may be delayed up to six months from the date we receive the request. If we postpone the payment of surrender proceeds more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 3% for the period of postponement.

Federal taxes

The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as IDS Life's tax status, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as currently interpreted by the Internal Revenue Service (IRS); both the laws and their interpretation may change.

The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. IDS Life reserves the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

IDS Life's tax status

IDS Life is taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of IDS Life, although their operations are treated separately in accounting and financial statements. Investment income from the subaccounts is reinvested and becomes part of the subaccounts' value. This investment income, including realized capital gains, is not taxed to IDS Life and therefore no charge is made against the subaccounts for our federal income taxes. IDS Life reserves the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance contracts or in IDS Life's tax status as we currently understand it.

PAGE 51
Taxation of policy proceeds

The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes.

Part or all of any pre-death proceeds received through full surrender or maturity, lapse, partial surrender, policy loan or assignment of policy value or payment options may be subject to federal income tax as ordinary income. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment (explained following the table). The taxable amount may also be subject to an additional 10% penalty tax if the policy is a modified endowment.

Source of proceeds            Taxable portion of pre-death proceeds

Full surrender/maturity:         Amount received plus any
                                 indebtedness, minus your
                                 investment in the policy.*

Lapse:                           Any outstanding indebtedness minus
                                 your investment in the policy.*

Partial surrenders               Lesser of:
(modified endowments):           the amount received or policy
                                 value minus your investment in the
                                 policy.*

Policy loans and                 Lesser of:
assignments                      the amount of the loan/assignment
(modified endowments):           or policy value minus your
                                 investment in the policy.*
Partial surrenders               Generally, if the amount received
(other policies):                is greater than your investment in
                                 the policy,* the amount in excess of your investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial surrender results in or is necessitated by a reduction in benefits.

Policy loans and                 None
assignments
(other policies):

Payment options: If proceeds of the policy will be paid under one of the payment options, see the "Payment option" section for tax information.

* The owner's investment is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus the taxable portion of any previous policy loans.

PAGE 52
Modified endowment contracts

In 1988, Congress created a new class of life insurance policies called "Modified Endowment Contracts," which are taxed differently from conventional life insurance contracts. Policies applied for, or materially changed, on or after June 21, 1988, are considered to be modified endowments if premiums paid in the first seven years of the policy, or the first seven years following a material change, exceed certain limits. (Also, any life insurance policy received in exchange for a modified endowment is itself a modified endowment.)

We have established procedures for monitoring whether a contract may become a modified endowment contract.

Modified endowment limits are calculated when the policy is issued and are based on the benefits provided and on the risk classification of the insured. They are later recalculated if certain increases or reductions in benefits occur.

Increases in benefits: Limits are recalculated when an increase is considered a "material change," as are most increases requested by the owner, such as an increase in specified amount, addition of a rider benefit or an increase in an existing rider benefit. (Automatic increases under the terms of the policy, such as an increase in death benefit due to operation of the applicable percentage table described in the "Death benefits" section or to policy value growth under Option 2, are generally not considered material changes.) A policy becomes a modified endowment if premiums paid in the early years following a material change exceed the recalculated limits.

Reductions in benefits: When benefits are reduced within seven years after issue or after the most recent material change, the limits are recalculated as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premium that can be paid without exceeding modified endowment limits. If premiums already paid exceed the recalculated limits, the policy becomes a modified endowment even if no further premiums are paid.

Distributions affected: Modified endowment rules apply to distributions in the year the policy becomes a modified endowment and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment, which are presumed to be taken in anticipation of that event.

Serial purchase of modified endowments: All modified endowments issued by the same insurer (or affiliated companies of the insurer) to the same owner during any calendar year are treated as one policy in determining the amount of any loan or distribution that is taxable.

PAGE 53
Penalty tax: If a policy is a modified endowment, the taxable portion of pre-death proceeds from a full surrender, maturity, lapse, partial surrender, policy loan or assignment of policy value or certain payment options may be subject to a 10% penalty tax unless:

    o          the distribution occurs after the owner attains age
               59-1/2;
    o the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7); or
    o the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

Other tax considerations

Interest paid on policy loans: If the loan is used for personal purposes, such interest is not tax-deductible. Other rules apply if the loan is used for trade or business or investment purposes or if the policy is owned by a business or a corporation.

Policy changes: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

Other taxes: Federal estate tax, state and local estate tax, inheritance tax, gift tax and other tax consequences of ownership or receipt of policy proceeds will also depend on the circumstances.

Qualified retirement plans: The policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant.

On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with legal counsel before purchasing the policy for any employment-related insurance or benefit program. Rates that do not distinguish between men and women are available when required for employment-related programs in all states except Illinois, Michigan, New Jersey, South Carolina and Texas.

IDS Life

IDS Life is a stock life insurance company organized under the laws of the State of Minnesota in 1957. Our address is IDS Tower 10, Minneapolis, MN 55440.

PAGE 54
IDS Life conducts a conventional life insurance business in the District of Columbia and all states except New York. A wholly owned subsidiary of IDS Life, IDS Life Insurance Company of New York, conducts a substantially identical business in New York. IDS Life has been in the variable annuity business since 1968 and has sold a number of different variable annuity contracts and variable life insurance policies, utilizing other separate accounts, unit investment trusts and mutual funds.

Ownership

IDS Life is a wholly owned subsidiary of American Express Financial  Corporation
(AEFC). AEFC, a Delaware corporation, is a wholly-owned subsidiary of American Express Company.

State regulation

IDS Life is subject to the laws of Minnesota governing insurance companies and to regulation by the Minnesota Department of Commerce. In addition, IDS Life is subject to regulation under the insurance laws of other jurisdictions in which it may operate. An annual statement in a prescribed form is filed with Minnesota's Department of Commerce and in each state in which IDS Life does business. IDS Life's books and accounts are subject to review by the Minnesota Department of Commerce at all times and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies.

Distribution of the policy

IDS Life is the sole distributor of the policy. IDS Life is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (NASD). Representatives of IDS Life are licensed insurance and annuity agents and are registered with the NASD as representatives of IDS Life.

IDS Life pays its representatives a commission of up to 50% of the initial minimum monthly premium (annualized) when the policy is sold, plus 3% of all premiums in excess of 12 times the minimum monthly premium. At the end of policy years one through 10, IDS Life pays a service fee not greater than 0.3% of the policy value, net of indebtedness. Additional commissions are paid if an increase in coverage occurs. IDS Life also pays approximately 27% of the total representative's commission to the field vice presidents and district sales managers of the selling representative.

Legal proceedings


A number of lawsuits have been filed against life and health insurers in jurisdictions in which IDS Life does business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. IDS Life, like other life and health insurers, from time to time is involved in such litigation. On December 13, 1996, an action of this nature was

PAGE 55
commenced in Minnesota state court. The plaintiffs purport to represent a class consisting of all persons who replaced existing IDS Life policies with new IDS Life policies from and after January 1, 1985. Plaintiffs seek damages in an unspecified amount and also seek to establish a claims resolution facility for the determination of individual issues. IDS Life filed an answer to the Complaint on February 18, 1997. A similar action involving the replacement of existing IDS Life insurance policies and annuity contracts was filed in the same court on March 21, 1997.

IDS Life believes it has meritorious defenses to these and other actions arising in connection with the conduct of its business activities and intends to defend them vigorously. IDS Life believes that is not a party to, nor are any of its properties the subject of, any pending legal proceedings which would have a material adverse effect on its consolidated financial condition.


Experts


The consolidated financial statements of IDS Life Insurance Company at Dec. 31, 1996 and 1995, and for each of the three years in the period ended Dec. 31, 1996, and the individual and combined financial statements of the segregated asset subaccounts of IDS Life Variable Life Separate Account for Flexible Premium Variable Life Insurance at Dec. 31, 1996, and for each of the three years in the period then ended, except for the following subaccounts: IL subaccount which is for each of the two years in the period ended Dec. 31, 1996 and for the period Oct. 28, 1994 (commencement of operations) to Dec. 31, 1994, FGI and FNO subaccounts which are for the period Nov. 22, 1996 (commencement of operations) to Dec. 31, 1996, and 1995V subaccount which is for the period Jan. 1, 1995 to Nov. 15, 1995 (date of maturity of the securities in the trust) and the year ended Dec. 31, 1994 appearing in this prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


Actuarial matters included in the prospectus have been examined by James M. Jensen, F.S.A., M.A.A.A., Vice President, Insurance Product Development, as stated in his opinion filed as an exhibit to the Registration Statement.

PAGE 56
Management of IDS Life

Directors

David R. Hubers
Director since September 1989; president and chief executive officer, AEFC, since August 1993, and director, AEFC, since January 1984; senior vice president, Finance and chief financial officer, AEFC, from January 1984 to August 1993.

Richard W. Kling
Director since February 1984; president since March 1994. Executive vice president, Marketing and Products from January 1988 to March 1994; senior vice president, AEFC, since May 1994; director of IDS Life Series Fund, Inc. and chairman of the board of managers of IDS Life Variable Annuity Funds A and B.

Paul F. Kolkman
Director since May 1984; executive vice president since March 1994; vice president, Finance from May 1984 to March 1994; vice president, AEFC, since January 1987.


James A. Mitchell
Chairman of the board since March 1994; director since July 1984; chief executive officer since November 1986; president from July 1984 to March 1994; executive vice president, AEFC, since March 1994; director, AEFC, since July 1984; senior vice president, AEFC, from July 1984 to March 1994.

Barry J. Murphy
Director and executive vice president, Client Service, since March 1994; senior vice president, Operations, Travel Related Services (TRS), a subsidiary of American Express Company, since July 1992; vice president, TRS, from November 1989 to July 1992; chief operating officer, TRS, from March 1988 to November 1989.

Stuart A. Sedlacek
Director and executive vice president, Assured Assets since March 1994; vice president, AEFC, since September 1988.

Melinda S. Urion
Director and controller since September 1991; executive vice president since March 1994; vice president and treasurer from September 1991 to March 1994; senior vice president, chief financial officer and director, AEFC, since November 1995; corporate controller, AEFC, from April 1994 to November 1995; vice president, AEFC, from September 1991 to November 1995; chief accounting officer, AEFC, from July 1988 to September 1991.

PAGE 57
Officers other than directors

Morris Goodwin Jr.
Vice president and treasurer since March 1994; vice president and corporate treasurer, AEFC, since July 1989; chief financial officer and treasurer, American Express Trust Company, from January 1988 to July 1989.

William A. Stoltzmann
Vice president, general counsel and secretary since 1985; vice president and assistant general counsel, AEFC, since November 1985.

The address for all of the directors and principal officers is: IDS Tower 10, Minneapolis, MN 55440-0010.

The officers, employees and sales force of IDS Life are bonded, in the amount of $100 million, by virtue of a blanket fidelity bond issued to American Express Company by Saint Paul Fire and Marine, the lead underwriter.

PAGE 58
A I M Advisors Inc., Putnam Investment Management, Inc. and Smith
Barney Inc.

A I M Advisors, Inc.

A I M Advisors, Inc. ("A I M") was organized in 1976 and is headquartered in Houston, Texes. A I M is a wholly-owned subsidiary of AIM Management Group Inc., an indirect subsidiary of AMVESCO plc. (formaly INVESCO plc.). As of March 18, 1997, total assets advised or managed by A I M and its subsidiaries were approximately $68 billion.

Putnam Management

Putnam Management has been managing mutual funds since 1937. Today, the firm serves as the investment manager for the funds in the Putnam Family, with nearly $141 billion in assets under management in over 7 million shareholder accounts at December 31, 1996.


Smith Barney Inc.

Smith Barney, sponsor of the trust, a Delaware corporation and a subsidiary of The Travelers Inc., is engaged in the underwriting, securities and commodities brokerage business, and is a member of the NYSE, other major securities exchanges and commodity exchanges and the National Association of Securities Dealers, Inc. The sponsor sponsors seven open-end investment companies and three closed-end investment companies as well as a variety of unit investment trusts. The sponsor has acted as principal underwriter and managing underwriter of other investment companies. The sponsor, in addition to participating as a member of various selling groups or as an agent of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities.

Other information

A registration statement has been filed with the Securities and Exchange Commission (SEC) under the Securities Act of 1933, as amended. For further information concerning the policy, its separate account (the variable account) and IDS Life, please refer to the registration statement, as amended, with exhibits.

Substitution of investments


If shares of any fund or trust units are unavailable for purchase by the appropriate subaccount or if, in the judgment of IDS Life's management, further investment in such shares is no longer appropriate, shares of another registered, open-end management investment company or unit investment trust may be substituted.

PAGE 59
If deemed by IDS Life to be in the best interest of persons having voting rights under the policy, the variable account may be operated as a management company under the Investment Company Act of 1940, or it may be deregistered under the Act if such registration is no longer required.

In the event of any such substitution or change, IDS Life may, without the consent or approval of owners, amend the policy and take whatever action is necessary and appropriate. However, no such substitution or change will be made without any necessary approval of the SEC or state insurance departments. IDS Life will notify owners within five days of any substitution or change.

Voting rights

All shares issued by the fund are the same class (kind) -- capital stock. They are fully paid and nonassessable and can be redeemed or transferred. They can be issued as full shares or fractions. All shares have equal voting rights; a fraction of a share has the same kind of rights and privileges as a full share.


Each of the funds issues its own series of common stock. The shares of each fund represent an interest only in that fund's assets (and profits or losses) and in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

Each share of a fund has one vote. On some issues, such as election of directors of IDS Life Series Fund, all shares of the IDS Life Series Fund Portfolios vote together as one series. When electing directors, all shares of IDS Life Series Fund Portfolios have cumulative voting rights. Cumulative voting means that shareholders are entitled to a number of votes equal to the number of shares they hold multiplied by the number of directors to be elected and they have the right to divide votes among candidates.

On an issue affecting only one fund -- for example, a fundamental investment restriction pertaining only to that fund -- its shares vote as a separate series. If shareholders of a particular fund vote approval of an agreement, the agreement becomes effective with respect to that fund, whether or not it is approved by shareholders of the other funds.

IDS Life is the owner of all fund shares and as such holds all voting rights. However, IDS Life will vote the shares of each fund in accordance with instructions received from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which instructions are received. Fund shares that are not otherwise attributable to owners will also be voted by IDS Life in the same proportion as those shares in that subaccount for which instructions are received.

PAGE 60
We determine the number of fund shares in each subaccount for which you may give instructions by applying your percentage interest in the subaccount to the total number of votes attributable to the subaccount. The number will be determined as of a date chosen by IDS Life, but not more than 60 days before the meeting of the fund. Fractional votes are counted. You will receive notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.


If required by state insurance officials, IDS Life may disregard voting instructions that would change the goals of one or more of the funds or would result in approval or disapproval of an investment advisory contract. In addition, IDS Life itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the funds, if IDS Life reasonably disapproves such changes in accordance with applicable federal regulations. If IDS Life does disregard voting instructions, it will, in its next report to owners, advise them of that action and the reasons for it.

Generally, ownership of units of a unit investment trust does not involve the exercise of voting rights. However, unit holders in the trust may vote for removal of the trustee or for amendment or termination of the trust indenture. In the event of such a vote, IDS Life, as the owner of the units, would solicit voting instructions from owners under the same procedures used for votes affecting the fund.

Reports

At least once a year IDS Life will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

Policy illustrations

The following tables illustrate how policy values, cash surrender values and death benefits may change with the investment experience of the subaccount. The tables show how these amounts might vary, for a 35-year-old male nonsmoker, under Death Benefit Option 1, if:

     o the annual rate of return of the fund is 0%, 6% or 12%.
     o cost of insurance rates and policy fees are -- current rates and fees for policies purchased on or after May 1, 1993 (October 1, 1993 for New Jersey) -- current rates and fees for policies purchased before May 1, 1993 (October 1, 1993 for New Jersey) -- guaranteed rates and fees.

Any such illustration involves a number of detailed assumptions. (See chart, "Understanding the illustrations.") To the extent that your own circumstances differ from those assumed in the illustrations, your expected results would also differ.

PAGE 61
Upon request, you will be furnished with comparable tables illustrating death benefits, policy values and cash surrender values based on the actual age of the person you propose to insure and on an initial specified amount and premium payment schedule. In addition, after you have purchased a policy, you may request illustrations based on policy values at the time of request.

Understanding the illustrations:


Rates of return: assumed to be uniform, gross, after-tax, annual rates of 0%, 6% or 12% for the fund. Results would differ depending on allocations among the subaccounts, if returns averaged 0%, 6% and 12% for the funds as a whole but differed across individual funds.


Insured: assumed to be a male insurance age 35, in a standard rate classification, qualifying for the nonsmoker rate. Results would be lower if the insured were in a substandard rate classification or did not qualify for the non-smoker rate.

Premiums: A $900 premium is assumed to be paid in full at the beginning of each policy year. Results would differ if premiums were paid on a different schedule.

Policy loans and partial withdrawals: It is assumed that none have been made. (Since indebtedness is assumed to be zero, the cash surrender value in all cases equals the policy value minus the surrender charge.)

Effect of expenses and charges: The net investment return of the subaccounts, shown in the tables, is lower than the gross, after-tax return of the fund because expenses paid by the fund and charges made against the subaccounts have been deducted. These include:


  o the daily investment management fee paid by the funds, assumed to be equivalent to an annual rate of 0.7% of the fund's average daily net assets;
  o the daily mortality and expense risk charge, equivalent to 0.9% of the daily net asset value of the subaccounts annually;
        and
  o a nonadvisory expense charge of 0.1% of each fund's average daily net assets for direct expenses incurred by the fund.

The nonadvisory expense charge for the IDS Life Series Fund is capped by IDS Life at 0.1%, even though actual expenses on the IDS Life Series Fund-Government Securities Portfolio ranged up to 0.18%, IDS Life Series Fund-Money Market
Portfolio  ranged  up to 0.23%  and IDS Life  Series  Fund-International  Equity
Portfolio ranged up to 0.37%. Although IDS Life reserves the right to discontinue capping these expenses, our present intent is to continue the cap indefinitely until actual expenses are less than the cap. Should IDS Life discontinue the cap prior to that time, the policy values and death benefits in the tables generally would be less. Other expenses for the year ended Dec. 31, 1996 were

PAGE 62
0.09% for Putnam VT New Opportunities Fund. For AIM V.I. Growth and Income Fund other expenses (annualized) were 0.13% for the year ended Dec. 31, 1996.

After deduction of the above expenses and charges, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.69%, 4.21% and 10.11%, respectively.


Taxes: Results shown in the tables reflect the fact that IDS Life does not currently charge the subaccounts for federal income tax. If such a charge is taken in the future, the funds will have to earn more than they do now in order to produce the death benefits and policy values illustrated.


Illustration                                                                              Policies purchased on or after May 1, 1993
-----------------------------------------------------------------------------------------------------------------------------
Initial specified amount $100,000                      Male age 35                                 Current costs assumed
Death benefit Option 1                                 nonsmoker                                    Annual Premium $900
-----------------------------------------------------------------------------------------------------------------------------
           Premium          Death benefit (1)(2)               Policy value (1)(2)               Cash surrender value (1)(2)
           accumulated      assuming hypothetical gross        assuming hypothetical gross       assuming hypothetical gross
End of     with annual      annual investment return of        annual investment return of       annual investment return of
policy     interest
year       at 5%          0%           6%          12%         0%        6%        12%          0%        6%        12%
-----------------------------------------------------------------------------------------------------------------------------
     1     $  945     $100,000     $100,000     $100,000    $  605    $  648     $  691       $   0     $   0      $  43
     2      1,937      100,000      100,000      100,000     1,200     1,323      1,452         473       596        725
     3      2,979      100,000      100,000      100,000     1,775     2,017      2,280         989     1,231      1,494
     4      4,073      100,000      100,000      100,000     2,329     2,729      3,181       1,485     1,885      2,337
     5      5,222      100,000      100,000      100,000     2,864     3,461      4,163       1,963     2,560      3,262

     6      6,428      100,000      100,000      100,000     3,379     4,214      5,234       2,659     3,493      4,513
     7      7,694      100,000      100,000      100,000     3,876     4,988      6,404       3,335     4,447      5,864
     8      9,024      100,000      100,000      100,000     4,351     5,782      7,681       3,990     5,422      7,321
     9     10,420      100,000      100,000      100,000     4,802     6,595      9,074       4,622     6,415      8,894
    10     11,886      100,000      100,000      100,000     5,227     7,425     10,591       5,227     7,425     10,591

    11     13,425      100,000      100,000      100,000     5,627     8,272     12,247       5,627     8,272     12,247
    12     15,042      100,000      100,000      100,000     6,001     9,138     14,057       6,001     9,138     14,057
    13     16,739      100,000      100,000      100,000     6,349    10,021     16,036       6,349    10,021     16,036
    14     18,521      100,000      100,000      100,000     6,666    10,920     18,198       6,666    10,920     18,198
    15     20,392      100,000      100,000      100,000     6,953    11,834     20,563       6,953    11,834     20,563

    16     22,356      100,000      100,000      100,000     7,205    12,761     23,150       7,205    12,761     23,150
    17     24,419      100,000      100,000      100,000     7,421    13,699     25,983       7,421    13,699     25,983
    18     26,585      100,000      100,000      100,000     7,597    14,645     29,086       7,597    14,645     29,086
    19     28,859      100,000      100,000      100,000     7,726    15,594     32,485       7,726    15,594     32,485
    20     31,247      100,000      100,000      100,000     7,806    16,543     36,213       7,806    16,543     36,213

age 60     45,102      100,000      100,000      100,000     7,274    21,139     60,249       7,274    21,139     60,249
age 65     62,785      100,000      100,000      114,804     4,629    25,020     94,102       4,629    25,020     94,102

(1) Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. No representation can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



PAGE 63
Illustration                                                                          Policies purchased before May 1, 1993
-----------------------------------------------------------------------------------------------------------------------------
Initial specified amount $100,000                      Male age 35                                 Current costs assumed
Death benefit Option 1                                 nonsmoker                                    annual premium $900
-----------------------------------------------------------------------------------------------------------------------------
           Premium          Death benefit (1)(2)               Policy value (1)(2)               Cash surrender value (1)(2)
           accumulated      assuming hypothetical gross        assuming hypothetical gross       assuming hypothetical gross
End of     with annual      annual investment return of        annual investment return of       annual investment return of
policy     interest
year       at 5%          0%          6%         12%         0%          6%         12%          0%           6%        12%
-----------------------------------------------------------------------------------------------------------------------------
     1     $  945     $100,000    $100,000    $100,000    $  605      $  648      $  691      $    0       $    0     $   43
     2      1,937      100,000     100,000     100,000     1,200       1,323       1,452         473          596        725
     3      2,979      100,000     100,000     100,000     1,775       2,017       2,280         989        1,231      1,494
     4      4,073      100,000     100,000     100,000     2,329       2,729       3,181       1,485        1,885      2,337
     5      5,222      100,000     100,000     100,000     2,864       3,461       4,163       1,963        2,560      3,262

     6      6,428      100,000     100,000     100,000     3,368       4,202       5,222       2,647        3,481      4,501
     7      7,694      100,000     100,000     100,000     3,853       4,964       6,379       3,312        4,424      5,839
     8      9,024      100,000     100,000     100,000     4,309       5,737       7,633       3,948        5,377      7,273
     9     10,420      100,000     100,000     100,000     4,746       6,534       9,006       4,566        6,354      8,826
    10     11,886      100,000     100,000     100,000     5,155       7,343      10,500       5,155        7,343     10,500

    11     13,425      100,000     100,000     100,000     5,536       8,167      12,127       5,536        8,167     12,127
    12     15,042      100,000     100,000     100,000     5,890       9,006      13,902       5,890        9,006     13,902
    13     16,739      100,000     100,000     100,000     6,206       9,850      15,832       6,206        9,850     15,832
    14     18,521      100,000     100,000     100,000     6,495      10,712      17,945       6,495       10,712     17,945
    15     20,392      100,000     100,000     100,000     6,747      11,581      20,250       6,747       11,581     20,250

    16     22,356      100,000     100,000     100,000     6,964      12,458      22,769       6,964       12,458     22,769
    17     24,419      100,000     100,000     100,000     7,134      13,334      25,519       7,134       13,334     25,519
    18     26,585      100,000     100,000     100,000     7,258      14,210      28,526       7,258       14,210     28,526
    19     28,859      100,000     100,000     100,000     7,325      15,076      31,813       7,325       15,076     31,813
    20     31,247      100,000     100,000     100,000     7,327      15,923      35,405       7,327       15,923     35,405

age 60     45,102      100,000     100,000     100,000     6,474      19,997      58,664       6,474       19,997     58,664
age 65     62,785      100,000     100,000     110,666     3,077      22,796      90,710       3,077       22,796     90,710

(1)     Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. No representation can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.




PAGE 64
Illustration
-----------------------------------------------------------------------------------------------------------------------------
Initial specified amount $100,000                      Male age 35                              Guaranteed costs assumed
Death benefit Option 1                                 nonsmoker                                    annual premium $900
-----------------------------------------------------------------------------------------------------------------------------
           Premium          Death benefit (1)(2)               Policy value (1)(2)               Cash surrender value (1)(2)
           accumulated      assuming hypothetical gross        assuming hypothetical gross       assuming hypothetical gross
End of     with annual      annual investment return of        annual investment return of       annual investment return of
policy     interest
year       at 5%          0%          6%         12%          0%         6%        12%           0%          6%         12%
-----------------------------------------------------------------------------------------------------------------------------
     1     $  945     $100,000    $100,000    $100,000     $  575     $  617     $  659       $    0      $    0      $   11
     2      1,937      100,000     100,000     100,000      1,141      1,261      1,386          414         533         658
     3      2,979      100,000     100,000     100,000      1,687      1,921      2,175          901       1,135       1,389
     4      4,073      100,000     100,000     100,000      2,213      2,598      3,033        1,369       1,754       2,189
     5      5,222      100,000     100,000     100,000      2,720      3,293      3,968        1,819       2,392       3,067

     6      6,428      100,000     100,000     100,000      3,196      3,996      4,976        2,475       3,275       4,255
     7      7,694      100,000     100,000     100,000      3,654      4,718      6,076        3,113       4,178       5,535
     8      9,024      100,000     100,000     100,000      4,082      5,450      7,267        3,722       5,089       6,906
     9     10,420      100,000     100,000     100,000      4,493      6,203      8,570        4,313       6,022       8,390
    10     11,886      100,000     100,000     100,000      4,876      6,966      9,986        4,876       6,966       9,986

    11     13,425      100,000     100,000     100,000      5,231      7,742     11,527        5,231       7,742      11,527
    12     15,042      100,000     100,000     100,000      5,559      8,531     13,208        5,559       8,531      13,208
    13     16,739      100,000     100,000     100,000      5,849      9,323     15,034        5,849       9,323      15,034
    14     18,521      100,000     100,000     100,000      6,114     10,129     17,030        6,114      10,129      17,030
    15     20,392      100,000     100,000     100,000      6,341     10,940     19,206        6,341      10,940      19,206

    16     22,356      100,000     100,000     100,000      6,521     11,745     21,573        6,521      11,745      21,573
    17     24,419      100,000     100,000     100,000      6,667     12,557     24,163        6,667      12,557      24,163
    18     26,585      100,000     100,000     100,000      6,766     13,364     26,993        6,766      13,364      26,993
    19     28,859      100,000     100,000     100,000      6,809     14,158     30,082        6,809      14,158      30,082
    20     31,247      100,000     100,000     100,000      6,786     14,929     33,454        6,786      14,929      33,454

age 60     45,102      100,000     100,000     100,000      5,533     18,272     55,183        5,533      18,272      55,183
age 65     62,785      100,000     100,000     103,339      1,437     19,813     84,704        1,437      19,813      84,704

(1)     Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. No representation can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Annual Financial Information


Report of Independent Auditors

The Board of Directors
IDS Life Insurance Company

We have audited the accompanying individual and combined statements of net assets of the segregated asset subaccounts of IDS Life Variable Life Separate Account for Flexible Premium Variable Life Insurance (comprised of subaccounts U, V, W, X, Y, IL, FGI, FNO, and 2004V) as of December 31, 1996, and the related statements of operations and changes in net assets for each of the three years in the period then ended, except for the FGI and FNO subaccounts which are for the period November 22, 1996 (commencement of operations) to December 31, 1996, and the IL subaccount which is for each of the two years in the period ended December 31, 1996 and for the period October 28, 1994 (commencement of operations) to December 31, 1994. We have also audited the accompanying statements of operations and changes in net assets for the former 1995V subaccount which are for the year ended December 31, 1994 and the period January 1, 1995 to November 15, 1995 (date of maturity of the securities in the trust). These financial statements are the responsibility of the management of IDS Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 with the affiliated and unaffiliated mutual fund managers and the unit investment trust sponsor. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the segregated asset subaccounts of IDS Life Variable Life Separate Account for Flexible Premium Variable Life Insurance at December 31, 1996 and the individual and combined results of their operations and the changes in their net assets for the periods described above, in conformity with generally accepted accounting principles.


ERNST & YOUNG LLP
Minneapolis, Minnesota
March 21, 1997

IDS Life Variable Life Separate Account-Flexible Premium Variable Life Subaccounts
-------------------------------------------------------------------------------------------------------------------------------
Statements of Net Assets                                                                                          Dec. 31, 1996

                                                                              Segregated Asset Subaccounts
                                                   ----------------------------------------------------------------------------
Assets                                                    U                V             W                X              Y

-------------------------------------------------------------------------------------------------------------------------------
Investments in shares of mutual
fund portfolios, funds and in units of
the trust, at market value:
IDS Life Series Fund Equity Portfolio -
19,949,118 shares at net asset value
of  $25.65 per share (cost $ 417,245,751)          $511,780,273      $         -    $         -      $          -   $        -
IDS Life Series Fund Income Portfolio -
5,355,948 shares at net asset value
of  $10.17 per share (cost $ 53,157,977)                      -       54,451,972              -                 -            -
IDS Life Series Fund Money Market Portfolio -
17,412,099 shares at net asset value
of  $1.00 per share (cost $ 17,410,679)                       -                -     17,410,456                 -            -
IDS Life Series Fund Managed Portfolio -
19,453,108 shares at net asset value
of  $17.06 per share (cost $ 286,974,981)                     -                -              -       331,841,371            -
IDS Life Series Fund
Government Securities Portfolio -
917,540 shares at net asset value
of  $10.03 per share (cost $ 9,263,943)                       -                -              -                 -    9,201,807
IDS Life Series Fund
International Equity Portfolio -
6,609,679 shares at net asset value
of  $15.04 per share (cost $ 92,717,017)                      -                -              -                 -            -
AIM V.I. Growth & Income Fund -
85,916 shares at net asset value
of  $15.03 per share (cost $ 1,296,276)                       -                -              -                 -            -
Putnam VT New Opportunities Fund -
136,562 shares at net asset value
of  $17.22 per share (cost $ 2,369,506)                       -                -              -                 -            -
Smith Barney, Inc. Stripped ("Zero Coupon")
U. S. Treasury Securities Fund,
Series A 2004 Trust -
16,818,151 units at net asset value
of  $0.61 per unit (cost $ 7,374,038)                         -                -              -                 -            -
------------------------------------------------------------------------------------------------------------------------------
                                                    511,780,273       54,451,972     17,410,456       331,841,371    9,201,807
------------------------------------------------------------------------------------------------------------------------------
Dividends receivable                                          -          306,251         68,520                 -       43,939
Accounts receivable from IDS Life for contract
purchase payments                                       359,107           97,806              -           287,541       60,500
Receivable from mutual fund portfolios and the
   trust for redemptions                                      -                -        151,268                 -            -
------------------------------------------------------------------------------------------------------------------------------
Total assets                                        512,139,380       54,856,029     17,630,244       332,128,912    9,306,246
------------------------------------------------------------------------------------------------------------------------------

Liabilities
------------------------------------------------------------------------------------------------------------------------------
Payable to IDS Life for:
Mortality and expense risk fee                          751,408           42,557         12,832           489,659        7,083
Transaction charge                                            -                -              -                 -            -
Contract terminations                                         -                -        151,268             2,099            -
Payable to mutual fund portfolios, funds and
   the trust for investments purchased                  359,107          361,500         55,688           285,442       97,356
------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                     1,110,515          404,057        219,788           777,200      104,439
------------------------------------------------------------------------------------------------------------------------------

Net assets applicable to Variable Life
   contracts in accumulation period                $511,028,865      $54,451,972    $17,410,456      $331,351,712   $9,201,807
------------------------------------------------------------------------------------------------------------------------------
Accumulation units outstanding                      153,373,376       26,774,670     11,458,041       109,309,116    4,856,455
------------------------------------------------------------------------------------------------------------------------------
Net asset value per accumulation unit                    $ 3.33           $ 2.03         $ 1.52            $ 3.03       $ 1.89
------------------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.

IDS Life Variable Life Separate Account-Flexible Premium Variable Life Subaccounts
----------------------------------------------------------------------------------------------------------------------------------
Statements of Net Assets                                                                                             Dec. 31, 1996

                                                                      Segregated Asset Subaccounts
                                                     ------------------------------------------------------------         Combined
Assets                                                     IL            FGI            FNO             2004V             Variable
                                                                                                                           Account
----------------------------------------------------------------------------------------------------------------------------------
Investments in shares of mutual fund portfolios,
funds and in units of the trust, at market value:
IDS Life Series Fund Equity Portfolio -
19,949,118 shares at net asset value
of  $25.65 per share   (cost $ 417,245,751)          $          -     $         -    $        -      $          -   $   511,780,273
IDS Life Series Fund Income Portfolio -
5,355,948 shares at net asset value
of  $10.17 per share   (cost $ 53,157,977)                      -               -             -                 -        54,451,972
IDS Life Series Fund Money Market Portfolio -
17,412,099 shares at net asset value
of  $1.00  per share   (cost $ 17,410,679)                      -               -             -                 -        17,410,456
IDS Life Series Fund Managed Portfolio -
19,453,108 shares at net asset value
of  $17.06 per share   (cost $ 286,974,981)                     -               -             -                 -       331,841,371
IDS Life Series Fund
Government Securities Portfolio -
917,540 shares at net asset value
of  $10.03 per share   (cost $ 9,263,943)                       -               -             -                 -         9,201,807
IDS Life Series Fund
International Equity Portfolio -
6,609,679 shares at net asset value
of  $15.04 per share   (cost $ 92,717,017)             99,404,854               -             -                 -        99,404,854
AIM V.I. Growth & Income
85,916 shares at net asset value
of  $15.03 per share   (cost $ 1,296,276)                       -       1,291,317             -                 -         1,291,317
Putnam VT New Opportunities
136,562 shares at net asset value
of  $17.22 per share   (cost $ 2,369,506)                       -               -     2,351,605                 -         2,351,605
Smith Barney, Inc. Stripped ("Zero Coupon")
U. S. Treasury Securities Fund,
Series A 2004 Trust -
16,818,151 units at net asset value
of  $0.61 per unit   (cost $ 7,374,038)                         -               -             -        10,252,096        10,252,096

------------------------------------------------------------------------------------------------------------------------------------
                                                        99,404,854       1,291,317     2,351,605        10,252,096    1,037,985,751

------------------------------------------------------------------------------------------------------------------------------------
Dividends receivable...............................              -               -             -                 -          418,710
Accounts receivable from IDS Life for contract
purchase payments..................................        268,398          95,743       130,166            27,660        1,326,921
Receivable from mutual fund portfolios
  for redemptions..................................              -               -             -                 -          151,268
------------------------------------------------------------------------------------------------------------------------------------
Total assets.......................................     99,673,252       1,387,060     2,481,771        10,279,756    1,039,882,650
------------------------------------------------------------------------------------------------------------------------------------

Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Payable to IDS Life for:
  Mortality and expense risk fee...................        139,262             564         1,009             8,088        1,452,462
  Transaction charge...............................              -               -             -             2,247            2,247
  Contract terminations............................              -               -             -                 -          153,367
Payable to mutual fund portfolios, funds and the
  trust for investments purchased..................        498,406          95,743       130,166            27,660        1,911,068
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities..................................        637,668          96,307       131,175            37,995        3,519,144
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
   contracts in accumulation period................    $99,035,584      $1,290,753    $2,350,596    $   10,241,761   $1,036,363,506
------------------------------------------------------------------------------------------------------------------------------------
Accumulation units outstanding.....................     59,452,809       1,288,668     2,406,142         4,120,643
-------------------------------------------------------------------------------------------------------------------
Net asset value per accumulation unit..............         $ 1.67          $ 1.00        $ 0.98            $ 2.48
-------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.


IDS Life Variable Life Separate Account-Flexible Premium Variable Life Subaccounts
--------------------------------------------------------------------------------------------------------------------------------
Statements of Operations                                                                                Year ended Dec. 31, 1996

                                                                                  Segregated Asset Subaccounts
                                                          ----------------------------------------------------------------------
                                                                U              V             W              X              Y
--------------------------------------------------------------------------------------------------------------------------------
Investment income (loss):
Dividend income from mutual fund portfolios
and funds ..............................................   $66,883,373   $ 3,233,159    $   611,169    $21,120,183   $   532,217
--------------------------------------------------------------------------------------------------------------------------------
Expenses:
Mortality and expense risk fee .........................     3,754,636       437,113        114,838      2,565,481       103,203
Transaction charge .....................................            --            --             --             --            --
--------------------------------------------------------------------------------------------------------------------------------
Total expenses .........................................     3,754,636       437,113        114,838      2,565,481       103,203
--------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) - net .........................    63,128,737     2,796,046        496,331     18,554,702       429,014
--------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments - net
--------------------------------------------------------------------------------------------------------------------------------
Realized gain on sales of investments in
mutual fund portfolios, funds and in the trust:
Proceeds from sales ....................................     2,580,239     3,501,950      6,220,752      1,852,115     1,415,835
Cost of investments sold ...............................     1,907,065     3,439,003      6,220,842      1,633,941     1,428,871
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain(loss) on investments .................       673,174        62,947            (90)       218,174       (13,036)
Net change in unrealized appreciation or
depreciation of investments ............................     5,691,003    (1,319,174)           (94)    17,604,775      (403,974)
--------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments .........................     6,364,177    (1,256,227)          (184)    17,822,949      (417,010)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations ........................................   $69,492,914   $ 1,539,819    $   496,147    $36,377,651   $    12,004
--------------------------------------------------------------------------------------------------------------------------------
*For the period from Nov. 22, 1996 (commencement of operations) to Dec. 31, 1996.
See accompanying notes to financial statements.

IDS Life Variable Life Separate Account-Flexible Premium Variable Life Subaccounts
--------------------------------------------------------------------------------------------------------------------------------
Statements of Operations (continued)                                                                    Year ended Dec. 31, 1996

                                                                           Segregated Asset Subaccounts
                                                          --------------------------------------------------------       Combined
                                                                  IL           FGI*           FNO*         2004V         Variable
                                                                                                                          Account
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss):
Dividend income from mutual fund portfolios and funds...   $  6,174,491   $    8,263     $       --    $        --     98,562,855
---------------------------------------------------------------------------------------------------------------------------------
Expenses:
Mortality and expense risk fee .........................        553,611          576          1,042         92,437      7,622,937
Transaction charge .....................................             --           --             --         25,675         25,675
---------------------------------------------------------------------------------------------------------------------------------
Total expenses .........................................        553,611          576          1,042        118,112      7,648,612
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) - net .........................      5,620,880        7,687         (1,042)      (118,112)    90,914,243
---------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments - net
---------------------------------------------------------------------------------------------------------------------------------
Realized gain on sales of investments in
mutual fund portfolios, funds and in the trust:
Proceeds from sales ....................................             --           --             --      1,466,047     17,036,938
Cost of investments sold ...............................             --           --             --      1,083,250     15,712,972
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain(loss) on investments .................             --           --             --        382,797      1,323,966
Net change in unrealized appreciation or
depreciation of investments ............................      2,374,285       (4,959)       (17,901)      (460,529)    23,463,432
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments .........................      2,374,285       (4,959)       (17,901)       (77,732)    24,787,398
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations ........................................   $  7,995,165   $    2,728    $   (18,943)  $   (195,844)  $115,701,641
---------------------------------------------------------------------------------------------------------------------------------
*For the period from Nov. 22, 1996 (commencement of operations) to Dec. 31, 1996.
See accompanying notes to financial statements.

IDS Life Variable Life Separate Account - Flexible Premium Variable Life Subaccounts
---------------------------------------------------------------------------------------------
Statements of Operations                                             Year ended Dec. 31,1995

                                               Segregated Asset Subaccounts
                           ------------------------------------------------------------------
                                U         V          W           X            Y         IL
---------------------------------------------------------------------------------------------
Investment income (loss):
Dividend income from
mutual fund portfolios
and funds................ $ 5,405,186 $2,256,517 $  369,544 $ 9,316,974 $  425,859   $168,339
---------------------------------------------------------------------------------------------
Expenses:
Mortality and expense
risk fee ................   2,240,441    298,775     64,375   1,761,361     62,389    112,228
Transaction charge.......          --         --         --          --         --         --
---------------------------------------------------------------------------------------------
Total expenses...........   2,240,441    298,775     64,375   1,761,361     62,389    112,228
---------------------------------------------------------------------------------------------
Investment income
(loss) -- net............   3,164,745  1,957,742    305,169   7,555,613    363,470     56,111
---------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments -- net
---------------------------------------------------------------------------------------------
Realized gain (loss) on sales of
of investments in mutual fund
portfolios and in the trusts:
Proceeds from sales.....    2,030,794  1,262,058  4,382,642   2,054,955  1,009,224     19,482
Cost of investments sold..  1,586,450  1,260,160  4,382,780   1,946,416  1,005,908     17,414
---------------------------------------------------------------------------------------------
Net realized gain (loss) on
investments..............     444,344      1,898       (138)    108,539     3 ,316      2,068
Net change in unrealized
appreciation or depreciation
of investments...........  72,066,408  4,051,945         60  26,093,487    713,207  4,338,153
---------------------------------------------------------------------------------------------
Net gain (loss) on
investments..............  72,510,752  4,053,843        (78) 26,202,026    716,523  4,340,221
---------------------------------------------------------------------------------------------
Net increase in net assets
resulting from
operations................ $75,675,497 $6,011,585 $  305,091 $33,757,639 $1,079,993 $4,396,332
---------------------------------------------------------------------------------------------
* For the period Jan. 1, 1995 to Nov. 15, 1995, date of maturity of securities in the 1995 Trust.
See accompanying notes to financial statements.

IDS Life Variable Life Separate Account - Flexible
Premium Variable Life Subaccounts
---------------------------------------------------------------
Statements of Operations                Year ended Dec. 31,1995

                        Segregated Asset Subaccounts   Combined
                        ----------------------------   Variable
                             1995V*       2004V         Account
---------------------------------------------------------------
Investment income (loss):
Dividend income from
mutual fund portfolios... $       --  $       --   $ 17,942,419
---------------------------------------------------------------
Expenses:
Mortality and expense
risk fee ................      9,970      79,928      4,629,467
Transaction charge.......      2,769      22,202         24,971
---------------------------------------------------------------
Total expenses...........     12,739     102,130      4,654,438
---------------------------------------------------------------
Investment income
(loss) -- net............    (12,739)   (102,130)    13,287,981
---------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments -- net
---------------------------------------------------------------
Realized gain (loss) on sales of
investments in mutual fund
portfolios and in the trusts:
Proceeds from sales......  1,601,638     708,122     13,068,915
Cost of investments
sold.....................  1,273,827     536,790     12,009,745
---------------------------------------------------------------
Net realized gain (loss) on
investments..............    327,811     171,332      1,059,170
Net change in unrealized
appreciation or
depreciation of
investments..............   (261,814)  2,166,757    109,168,203
---------------------------------------------------------------
Net gain (loss) on
investments..............     65,997   2,338,089    110,227,373
---------------------------------------------------------------
Net increase in net assets
resulting from operations $   53,258  $2,235,959   $123,515,354
---------------------------------------------------------------
* For the period Jan. 1, 1995 to Nov. 15, 1995, date of maturity of securities in the 1995 Trust.
See accompanying notes to financial statements.

IDS Life Variable Life Separate Account - Flexible Premium Variable Life Subaccounts
---------------------------------------------------------------------------------------------
Statements of Operations                                              Year ended Dec. 31,1994

                                                 Segregated Asset Subaccounts
                          -------------------------------------------------------------------
                              U             V           W           X          Y        IL*
---------------------------------------------------------------------------------------------
Investment income (loss):
Dividend income from
mutual fund portfolios...$13,315,288 $ 1,852,616 $  200,930  $14,283,336 $  431,043  $     --
---------------------------------------------------------------------------------------------
Expenses:
Mortality and expense
risk fee ................  1,252,075     232,967     49,351    1,197,216     57,443     2,115
Transaction charge.......         --          --         --           --         --        --
---------------------------------------------------------------------------------------------
Total expenses...........  1,252,075     232,967     49,351    1,197,216     57,443     2,115
---------------------------------------------------------------------------------------------
Investment income
(loss) -- net............ 12,063,213   1,619,649    151,579   13,086,120    373,600    (2,115)
---------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments -- net
---------------------------------------------------------------------------------------------
Realized gain (loss) on sales of
investments in mutual fund
portfolios and in the trusts:
Proceeds from sales......     39,266   2,392,412  4,239,196      601,333  1,065,052        --
Cost of investments sold.     36,448   2,442,459  4,239,286      578,188  1,090,577        --
---------------------------------------------------------------------------------------------
Net realized gain (loss) on
investments..............      2,818     (50,047)       (90)      23,145    (25,525)       --
Net change in unrealized
appreciation or depreciation
of investments........... (7,104,030) (2,959,460)      (199) (13,046,187)  (718,640)  (24,601)
---------------------------------------------------------------------------------------------
Net gain (loss) on
investments.............. (7,101,212) (3,009,507)      (289) (13,023,042)  (744,165)  (24,601)
---------------------------------------------------------------------------------------------
Net increase (decrease) in
net assets resulting from
operations...............$ 4,962,001 $(1,389,858) $ 151,290  $    63,078  $(370,565) $(26,716)
---------------------------------------------------------------------------------------------
* For the period Oct. 28, 1994 (commencement of operations) to Dec. 31, 1994.
See accompanying notes to financial statements.

IDS Life Variable Life Separate Account - Flexible
Premium Variable Life Subaccounts
----------------------------------------------------------------
Statements of Operations                 Year ended Dec. 31,1994

                         Segregated Asset Subaccounts   Combined
                          ----------------------------  Variable
                              1995V         2004V        Account
----------------------------------------------------------------
Investment income (loss):
Dividend income from
mutual fund portfolios...  $     --    $      --     $30,083,213
----------------------------------------------------------------
Expenses:
Mortality and expense
risk fee ................    11,090        66,598      2,868,855
Transaction charge ......     3,073        18,499         21,572
----------------------------------------------------------------
Total expenses...........    14,163        85,097      2,890,427
----------------------------------------------------------------
Investment income
(loss) -- net............   (14,163)      (85,097)    27,192,786
----------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments -- net     _
----------------------------------------------------------------
Realized gain (loss) on sales of
investments in mutual fund
portfolios and in the trusts:
Proceeds from sales......   186,364     1,387,674      9,911,297
Cost of investments
sold.....................   146,452     1,106,576      9,639,986
----------------------------------------------------------------
Net realized gain (loss) on
investments..............    39,912       281,098        271,311
Net change in unrealized
appreciation or depreciation
of investments............  (18,459)   (1,014,344)   (24,885,920)
----------------------------------------------------------------
Net gain (loss) on
investments..............    21,453      (733,246)   (24,614,609)
----------------------------------------------------------------
Net increase (decrease)
 in net assets
resulting from operations  $  7,290    $ (818,343)   $ 2,578,177
----------------------------------------------------------------
* For the period Oct. 28, 1994 (commencement of operations) to Dec. 31, 1994.
See accompanying notes to financial statements.

IDS Life Variable Life Separate Account-Flexible Premium Variable Life Subaccounts
-----------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets                                                                        Year ended Dec. 31, 1996

                                                                                 Segregated Asset Subaccounts
                                                -----------------------------------------------------------------------------------
Operations                                              U                 V               W                X                Y
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) - net ...............   $  63,128,737    $   2,796,046    $     496,331    $  18,554,702    $     429,014
Net realized gain (loss) on investments ......         673,174           62,947              (90)         218,174          (13,036)
Net change in unrealized appreciation or
depreciation of investments ..................       5,691,003       (1,319,174)             (94)      17,604,775         (403,974)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from operations ......      69,492,914        1,539,819          496,147       36,377,651           12,004
-----------------------------------------------------------------------------------------------------------------------------------
Contract Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Variable life contract purchase payments .....     105,961,565       13,310,365        9,046,621       66,518,941        2,145,072
Net transfers* ...............................      66,015,408        3,722,805       (1,205,578)      22,431,178          692,739
Transfers for policy loans ...................      (6,244,169)        (355,098)          27,139       (3,900,647)         (80,185)
Policy charges ...............................     (23,329,445)      (3,771,136)      (1,130,174)     (17,570,432)        (802,276)
Contract terminations:
Surrender benefits ...........................     (14,981,757)      (1,611,110)        (450,677)     (10,189,903)        (266,418)
Death benefits ...............................        (952,889)        (205,738)         (28,391)        (652,571)         (45,597)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     126,468,713       11,090,088        6,258,940       56,636,566        1,643,335
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year ..............     315,067,238       41,822,065       10,655,369      238,337,495        7,546,468
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ....................   $ 511,028,865    $  54,451,972    $  17,410,456    $ 331,351,712    $   9,201,807
-----------------------------------------------------------------------------------------------------------------------------------

Accumulation Unit Activity
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year .......     112,397,698       21,093,984        7,292,031       89,225,571        3,992,247
Contract purchase payments ...................      34,307,830        6,801,860        6,064,251       23,599,318        1,157,302
Net transfers* ...............................      21,380,545        1,912,837         (839,017)       7,943,928          352,919
Transfers for policy loans ...................      (2,016,634)        (182,651)          18,550       (1,382,862)         (43,801)
Contract charges .............................      (7,542,639)      (1,925,848)        (757,352)      (6,225,537)        (432,937)
Contract terminations:
Surrender benefits ...........................      (4,851,362)        (820,422)        (301,100)      (3,621,740)        (144,876)
Death benefits ...............................        (302,062)        (105,090)         (19,322)        (229,562)         (24,398)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year .............     153,373,376       26,774,670       11,458,041      109,309,116        4,856,455
-----------------------------------------------------------------------------------------------------------------------------------
  * Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's Fixed Account.
**For the period from Nov. 22, 1996 (commencement of operations) to Dec. 31, 1996.
See accompanying notes to financial statements.

IDS Life Variable Life Separate Account-Flexible Premium Variable Life Subaccounts
----------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)                                                           Year ended Dec. 31, 1996

                                                                    Segregated Asset Subaccounts
                                                 -----------------------------------------------------------------        Combined
Operations                                              IL               FGI**           FNO**         2004V              Variable
                                                                                                                           Account
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) - net ...............   $   5,620,880      $      7,687     $    (1,042)  $   (118,112)   $    90,914,243
Net realized gain (loss) on investments ......              --                --              --        382,797          1,323,966
Net change in unrealized appreciation or
depreciation of investments ..................       2,374,285            (4,959)        (17,901)      (460,529)        23,463,432
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from operations ......       7,995,165             2,728         (18,943)      (195,844)       115,701,641
----------------------------------------------------------------------------------------------------------------------------------
Contract Transactions
----------------------------------------------------------------------------------------------------------------------------------
Variable life contract purchase payments .....      28,312,012           143,703         362,548      1,608,506        227,409,333
Net transfers* ...............................      43,320,118         1,148,866       2,017,177       (554,960)       137,587,753
Transfers for policy loans ...................        (665,251)             (596)         (2,348)      (127,372)       (11,348,527)
Policy charges ........ ......................      (3,387,753)           (3,948)         (7,838)      (654,323)       (50,657,325)
Contract terminations:
Surrender benefits ...........................      (1,284,169)               --              --       (375,186)       (29,159,220)
Death benefits ...............................         (77,361)               --              --         (9,015)        (1,971,562)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      66,217,596         1,288,025       2,369,539       (112,350)       271,860,452
----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year ..............      24,822,823                --              --     10,549,955        648,801,413
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ....................   $  99,035,584   $     1,290,753    $  2,350,596    $10,241,761    $ 1,036,363,506
----------------------------------------------------------------------------------------------------------------------------------

Accumulation Unit Activity
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year .......      18,302,995                --              --      4,174,429
Contract purchase payments ...................      17,547,447           143,377         369,755        665,328
Net transfers* ...............................      26,953,612         1,149,856       2,046,787       (232,388)
Transfers for policy loans ...................        (412,513)             (611)         (2,377)       (53,487)
Contract charges .............................      (2,093,202)           (3,955)         (8,024)      (271,285)
Contract terminations:
Surrender benefits ...........................        (797,805)               --              --       (158,093)
Death benefits ...............................         (47,725)               --              --         (3,860)
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year .............      59,452,809         1,288,668       2,406,142      4,120,643
----------------------------------------------------------------------------------------------------------------------------------
  * Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's Fixed Account.
**For the period from Nov. 22, 1996 (commencement of operations) to Dec. 31, 1996.
See accompanying notes to financial statements.


IDS Life Variable Life Separate Account -- Flexible Premium Variable Life Subaccounts
---------------------------------------------------------------------------------------------
Statements of Changes in Net Assets                                  Year ended Dec. 31, 1995

                                            Segregated Asset Subaccounts
                     ------------------------------------------------------------------------
Operations               U            V            W           X              Y         IL
---------------------------------------------------------------------------------------------
Investment income
(loss) -- net..... $ 3,164,745  $ 1,957,742  $  305,169   $ 7,555,613   $  363,470 $   56,111
Net realized gain
(loss) on
investments....        444,344        1,898        (138)      108,539        3,316      2,068
Net change in
unrealized
appreciation or
depreciation of
investments.......  72,066,408    4,051,945          60    26,093,487      713,207  4,338,153
---------------------------------------------------------------------------------------------
Net increase
in net assets
resulting
from operations...  75,675,497    6,011,585     305,091    33,757,639    1,079,993  4,396,332
---------------------------------------------------------------------------------------------
Contract Transactions
---------------------------------------------------------------------------------------------
Variable life
contract purchase
payments..........  65,899,530    8,927,561   3,827,646    53,655,655    1,708,490  8,359,743
Net transfers*....  26,661,981    4,547,910   1,986,781    15,550,065     (413,095)10,873,809
Transfers for
policy loans......  (3,999,311)    (424,646)   (139,379)   (2,605,848)     (62,672) (159,345)
Policy charges.... (17,285,517)  (2,859,472)   (698,384)  (15,283,083)    (785,784) (958,424)
Contract terminations:
Surrender benefits  (8,829,772)  (1,144,868)   (425,657)   (7,032,033)    (328,204) (231,490)
Death benefits....    (245,450)     (68,976)     (8,227)     (300,012)     (35,240)   (2,966)
---------------------------------------------------------------------------------------------
Increase (decrease)
from contract
transactions......  62,201,461    8,977,509   4,542,780    43,984,744       83,495 17,881,327
---------------------------------------------------------------------------------------------
Net assets at
beginning of year. 177,190,280   26,832,971   5,807,498   160,595,112    6,382,980  2,545,164
---------------------------------------------------------------------------------------------
Net assets at end
of year.......... $315,067,238  $41,822,065 $10,655,369  $238,337,495   $7,546,468$24,822,823
---------------------------------------------------------------------------------------------

Accumulation Unit Activity
---------------------------------------------------------------------------------------------
Units outstanding
at beginning of
year..............  86,671,509   16,248,127   4,147,565    70,902,569    3,949,666  2,581,651
Contract purchase
payments..........  27,401,979    4,900,338   2,667,651    22,373,025      977,297  7,327,340
Net transfers*....  10,887,309    2,417,994   1,361,557     6,465,711     (244,047) 9,554,177
Transfers for
policy loans......  (1,647,099)    (231,730)    (95,887)   (1,089,571)     (35,608) (137,740)
Policy charges....  (7,207,668)  (1,574,630)   (487,738)   (6,377,740)    (448,607) (829,452)
Contract terminations:
Surrender
benefits..........  (3,608,606)    (628,575)   (295,330)   (2,922,433)    (186,158) (190,349)
Death benefits.....    (99,726)     (37,540)     (5,787)     (125,990)     (20,296)   (2,632)
---------------------------------------------------------------------------------------------
Units outstanding
at end of year.... 112,397,698   21,093,984   7,292,031    89,225,571    3,992,247 18,302,995
---------------------------------------------------------------------------------------------
 *Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's Fixed Account.
**For the period Jan. 1, 1995 to Nov. 15, 1995, date of maturity of securities in the 1995 Trust.
See accompanying notes to financial statements.

IDS Life Variable Life Separate Account -- Flexible
Premium Variable Life Subaccounts
----------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)     Year ended Dec. 31, 1995

                               Segregated Asset Subaccounts         Combined
                              ------------------------------        Variable
Operations                         1995V**         2004V             Account
----------------------------------------------------------------------------
Investment income
(loss) -- net ............   $     (12,739)   $    (102,130)   $  13,287,981
Net realized gain (loss)
on investments ...........         327,811          171,332        1,059,170
Net change in unrealized
appreciation or
depreciation of
investments ..............        (261,814)       2,166,757      109,168,203
----------------------------------------------------------------------------
Net increase
in net assets
resulting from
operations ...............          53,258        2,235,959      123,515,354
----------------------------------------------------------------------------
Contract Transactions
----------------------------------------------------------------------------
Variable life
contract purchase
payments .................         191,318        1,515,226      144,085,169
Net transfers* ...........      (1,291,105)         547,117       58,463,463
Transfers for
policy loans .............         (11,015)         (97,669)      (7,499,885)
Policy charges ...........         (88,794)        (649,512)     (38,608,970)
Contract terminations:
Surrender benefits .......        (131,172)        (458,821)     (18,582,017)
Death benefits ...........              --           (1,823)        (662,694)
----------------------------------------------------------------------------
Increase (decrease)
from contract
transactions .............      (1,330,768)         854,518      137,195,066
----------------------------------------------------------------------------
Net assets at
beginning of year ........       1,277,510        7,459,478      388,090,993
----------------------------------------------------------------------------
Net assets at end
of year ..................   $          --    $  10,549,955    $ 648,801,413
----------------------------------------------------------------------------

Accumulation Unit Activity
Units outstanding
at beginning of
year .....................         739,226        3,814,100
Contract purchase
payments .................         106,296          670,507
Net transfers* ...........        (715,215)         222,567
Transfers for
policy loans .............          (6,197)         (43,278)
Policy charges ...........         (50,076)        (289,701)
Contract terminations:
Surrender
benefits .................         (74,034)        (198,941)
Death benefits ...........              --             (825)
----------------------------------------------------------------------------
Units outstanding
at end of year ...........              --        4,174,429
----------------------------------------------------------------------------
 *Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's Fixed Account.
**For the period Jan. 1, 1995 to Nov. 15, 1995, date of maturity of securities in the 1995 Trust.
See accompanying notes to financial statements.

IDS Life Variable Life Separate Account -- Flexible Premium Variable Life Subaccounts
-----------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets                                                                        Year ended Dec. 31, 1994

                                               Segregated Asset Subaccounts
                                  -------------------------------------------------------------------------------------------------
Operations                              U                 V                W               X               Y                IL*
-----------------------------------------------------------------------------------------------------------------------------------
Investment income
(loss) -- net ................   $  12,063,213    $   1,619,649    $     151,579    $  13,086,120    $     373,600    $      (2,115)
Net realized gain (loss)
on investments ...............           2,818          (50,047)             (90)          23,145          (25,525)              --
Net change in unrealized
appreciation or
depreciation of
investments ..................      (7,104,030)      (2,959,460)            (199)     (13,046,187)        (718,640)         (24,601)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets resulting
from operations ..............       4,962,001       (1,389,858)         151,290           63,078         (370,565)         (26,716)
-----------------------------------------------------------------------------------------------------------------------------------
Contract Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Variable life
contract purchase
payments .....................      53,662,326        8,536,627        3,045,575       47,393,912        2,349,108          479,249
Net transfers** ..............      31,299,656          674,364         (558,467)      29,895,792         (387,467)       2,131,779
Transfers for
policy loans .................      (2,091,783)        (300,575)         (58,150)      (2,044,233)         (54,511)           2,570
Policy charges................     (13,474,555)      (2,647,918)        (607,708)     (12,642,019)        (803,474)         (32,704)
Contract terminations:
Surrender benefits............      (6,281,648)      (1,072,188)        (131,954)      (6,054,959)        (240,666)          (9,014)
Death benefits ...............        (140,601)         (66,862)            (526)        (174,073)         (12,924)              --
-----------------------------------------------------------------------------------------------------------------------------------
Increase from contract
transactions .................      62,973,395        5,123,448        1,688,770       56,374,420          850,066        2,571,880
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at
beginning of year.............     109,254,884       23,099,381        3,967,438      104,157,614        5,903,479               --
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end
of year.......................    $177,190,280    $  26,832,971    $   5,807,498    $ 160,595,112    $   6,382,980    $   2,545,164
-----------------------------------------------------------------------------------------------------------------------------------
Accumulation Unit Activity
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding
at beginning of
year .........................      54,422,093       13,255,311        2,911,403       45,869,757        3,444,125               --
Contract purchase
payments .....................      27,492,793        5,083,028        2,210,496       21,082,609        1,429,074          476,913
Net transfers** ..............      16,014,201          346,533         (394,967)      13,252,188         (244,851)       2,144,481
Transfers for
policy loans .................      (1,070,031)        (178,817)         (42,438)        (910,619)         (33,478)           2,570
Policy charges ...............      (6,903,443)      (1,581,088)        (440,906)      (5,623,402)        (490,857)         (33,133)
Contract terminations:
Surrender
benefits .....................      (3,212,348)        (637,064)         (95,759)      (2,691,231)        (146,375)          (9,180)
Death benefits ...............         (71,756)         (39,776)            (264)         (76,733)          (7,972)              --
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding
at end of year................      86,671,509       16,248,127        4,147,565       70,902,569        3,949,666        2,581,651
-----------------------------------------------------------------------------------------------------------------------------------
*  For the period Oct. 28, 1994 (commencement of operations) to Dec. 31, 1994.
** Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's Fixed Account.
See accompanying notes to financial statements.

IDS Life Variable Life Separate Account -- Flexible
Premium Variable Life Subaccounts
-----------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)      Year ended Dec. 31, 1994

                                 Segregated Asset Subaccounts        Combined
                               -------------------------------       Variable
Operations                            1995V          2004V            Account
-----------------------------------------------------------------------------
Investment income
(loss) -- net .............   $     (14,163)   $     (85,097)   $  27,192,786
Net realized gain (loss)
on investments ............          39,912          281,098          271,311
Net change in unrealized
appreciation or
depreciation of
investments ...............         (18,459)      (1,014,344)     (24,885,920)
-----------------------------------------------------------------------------
Net increase (decrease)
in net assets
resulting from
operations ................           7,290         (818,343)       2,578,177
-----------------------------------------------------------------------------
Contract Transactions
-----------------------------------------------------------------------------
Variable life
contract purchase
payments ..................         271,328        2,048,902      117,787,027
Net transfers** ...........          19,984          (48,078)      63,027,563
Transfers for
policy loans ..............         (13,386)         (82,042)      (4,642,110)
Policy charges.............        (102,712)        (689,251)     (31,000,341)
Contract terminations:
Surrender benefits.........         (31,577)        (385,501)     (14,207,507)
Death benefits ............              --             (275)        (395,261)
-----------------------------------------------------------------------------
Increase from contract
transactions ..............         143,637          843,755      130,569,371
-----------------------------------------------------------------------------
Net assets at
beginning of year..........       1,126,583        7,434,066      254,943,445
-----------------------------------------------------------------------------
Net assets at end
of year....................      $1,277,510    $   7,459,478    $ 388,090,993
-----------------------------------------------------------------------------
Accumulation Unit Activity
-----------------------------------------------------------------------------
Units outstanding
at beginning of
year ......................         655,567        3,410,206
Contract purchase
payments ..................         158,146        1,021,661
Net transfers** ...........          11,526          (38,887)
Transfers for
policy loans ..............          (7,767)         (41,817)
Policy charges ............         (59,873)        (345,215)
Contract terminations:
Surrender
benefits ..................         (18,373)        (191,707)
Death benefits ............              --             (141)
-----------------------------------------------------------------------------
Units outstanding
at end of year ............         739,226        3,814,100
-----------------------------------------------------------------------------
 *For the period Oct. 28, 1994 (commencement of operations) to Dec. 31, 1994.
**Includes transfer activity from (to) other subaccounts and transfers from (to)
IDS Life's Fixed Account. See accompanying notes to financial statements.

Notes to Financial Statements
------------------------------------------------
1. Organization

IDS Life Variable Life Separate Account (the Variable Account) was established on Oct. 16, 1985 as a segregated asset account of IDS Life Insurance Company (IDS Life) under Minnesota law and is registered as a single unit investment trust under the Investment Company Act of 1940. Operations of the Variable Account commenced on Jan. 20, 1986.

The Variable Account is comprised of various subaccounts. The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other Subaccount, Account or by IDS Life. The assets of the Variable Account shall be available, however, to cover the liabilities of IDS Life to the extent the assets of the Variable Account exceed its liabilities arising under the policies supported by it. Flexible Premium Variable Life policy owners allocate their premium payment to one or more of the nine subaccounts which are used in connection with those policies. Such funds are then invested in shares of six portfolios of IDS Life Series Fund, Inc. (the mutual fund); or in shares of the AIM V.I. Growth and Income Fund; or in shares of the Putnam VT New Opportunities Fund or in units of one Trust of Smith Barney Inc. Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A (individually, a Trust or collectively, the Trusts). The 1995 Trust matured on Nov. 15, 1995 and is no longer available for investment.

IDS Life Series Fund, Inc., a Minnesota corporation, which commenced operations Jan. 20, 1986, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. AIM Variable Insurance Funds, Inc., a Maryland Corporation, which was incorporated on Jan. 22, 1993, is also a diversified, open-end management investment company. Putnam Variable Trust, which was organized on Sept. 24, 1987, is a Masschusetts business trust. Funds are allocated to the subaccounts which are used in connection with Flexible Premium Variable Life policies: Subaccount U invests in the shares of the Equity Portfolio; Subaccount V invests in the shares of the Income Portfolio; Subaccount W invests in the shares of the Money Market Portfolio; Subaccount X invests in the shares of the Managed Portfolio; Subaccount Y invests in the shares of the Government Securities Portfolio; Subaccount IL invests in shares of the International Equity Portfolio; Subaccount FGI invests in shares of the AIM V.I. Growth and Income Fund; Subaccount FNO invests in shares of the Putnam V.T. New Opportunities Fund. The Trust, which commenced operations Aug. 4, 1986, is registered under the Investment Company Act of 1940 as a unit investment trust. Funds allocated to Subaccount 2004V invest in units of the 2004 Trust and Subaccount 1995V funds were invested in units of the 1995 Trust.

IDS Life acts as the investment manager and American Express Financial Corporation acts as the investment advisor of the IDS Life Series Fund, Inc. IDS Life serves as distributor for the Variable Account and the underlying mutual fund. AIM Management Group Inc. acts as the investment manager for AIM V.I. Growth and Income Fund. Putnam Investments acts as the investment manager for Putnam VT New Opportunities Fund. Smith Barney Inc. serves as sponsor for the Trusts.

------------------------------------------------
2. Summary of Significant Accounting Policies

Investments in Mutual Funds Investments in shares of the Portfolio(s) of the mutual fund or in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective portfolio or fund. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Portfolios or the Funds are reinvested, net of any expenses payable to IDS Life, in additional shares of the Portfolios or Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Portfolios' or Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

Investments in the Trust Investments in units of the Trust are stated at market value which is the net asset value per unit as determined by the respective Trust. Investment transactions are accounted for on the date the units are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method.

Unrealized  appreciation  or  depreciation  of investments  in the  accompanying financial statements represents the subaccounts' share of the Trusts' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

Federal Income Taxes IDS Life is taxed as a life insurance company. The Variable Account is treated as part of IDS Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account.

------------------------------------------------
3. Mortality and Expense Risk Fee and Policy Charges

IDS Life makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable Account. The mortality and expense risk fee paid to IDS Life is computed daily and is equal, on an annual basis, to 0.9 percent of the daily net asset value of the Variable Account. A monthly deduction is made for the cost of insurance, the policy fee, the cost of any riders and the death benefit guarantee charge for the policy month. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which IDS Life is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

IDS Life deducts a policy fee of $5 per month. This charge reimburses IDS Life for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies. IDS Life does not anticipate that it will make any profit on this charge. IDS Life reserves the right to change this charge in the future, but guarantees that it will never exceed $7.50 per month.

------------------------------------------------
4. Death Benefit Guarantee Charge and Optional Insurance Benefit Charge

For each policy month the death benefit guarantee is in effect, IDS Life deducts a charge of $.01 per $1,000 of the amount used to determine the death benefit (specified amount) and $.01 per $1,000 coverage under the other insured rider to compensate it for the risk assumed in providing the death benefit guarantee.

Each month IDS Life deducts charges for any optional insurance benefits added to the policy by rider.

------------------------------------------------
5. Premium Expense Charge

IDS Life deducts a sales charge and a charge for premium taxes from each premium payment. The total of these charges is called the premium expense charge.

A sales charge of 2.5 percent of each premium payment will be deducted to compensate IDS Life for expenses relating to the distribution of the policy, including agents' commissions, advertising, and the printing of the prospectuses and sales literature. In addition, IDS Life may charge a contingent deferred sales charge if the policy is surrendered or lapses.

The policy provides that a charge of 2.5 percent of each premium payment will be deducted to cover the premium taxes assessed by the various states. Premium taxes vary from state to state. This charge is the average rate which IDS Life expects to pay on premiums from all states.

------------------------------------------------
6. Transaction Charge

IDS Life makes a daily charge against the assets of the subaccount investing in the Trust. This charge is intended to reimburse IDS Life for the transaction charge paid directly by IDS Life to Smith Barney Inc. on the sale of the Trust units to the Variable Account. IDS Life pays these amounts from its general account assets. The amount of the asset charge is equivalent to an effective annual rate of 0.25 percent of the account value invested in the Trust. This amount may be increased in the future but in no event will it exceed an effective annual rate of 0.5 percent of the account value. The charge will be cost-based (taking into account a loss of interest) with no anticipated element of profit for IDS Life.

------------------------------------------------
7. Surrender Charge

There are surrender charges for full surrender in the first 10 years of the policy and for 10 years following an increase in specified amount. They are generally level for 5 years and decreasing the next 5 years. The surrender charge is based on the specified amount, the Insured's issue age, sex and smoker class and the total gross premium paid. Charges by IDS Life for surrenders are not available on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $11,956,753 in 1996, $10,125,762 in 1995 and $6,969,493 in 1994. Such charges are not an expense of the subaccounts or Variable Account. They are deducted from contract surrender benefits paid by IDS Life.

------------------------------------------------
8. Investment Transactions

The subaccounts' purchases of Portfolio or Fund shares or trust units (net of charges), including reinvestment of dividend distributions, were as follows:

                                                            Year ended Dec. 31,
                                                 -------------------------------------------
Subaccount     Investment                            1996           1995             1994
--------------------------------------------------------------------------------------------
     U      Equity Portfolio.................    $192,481,448   $ 67,589,599    $ 75,168,483
     V      Income Portfolio.................      17,388,084     12,197,309       9,135,509
     W      Money Market Portfolio...........      12,976,023      9,230,592       6,079,545
     X      Managed Portfolio................      77,193,596     53,726,907      70,115,877
     Y      Government Securities Portfolio..       3,488,184      1,456,189       2,288,718
    IL     International Equity Portfolio....      72,175,223     17,987,335       2,571,873*
   FGI     AIM V.I. Growth and Income........       1,296,276**           --              --
   FNO     Putnam VT New Opportunities.......       2,369,506**           --              --
 1995V     1995 Trust........................              --        256,926***      315,954
 2004V     2004 Trust........................       1,236,344      1,463,001       2,146,228
--------------------------------------------------------------------------------------------
                                                 $380,604,684   $163,907,858    $167,822,187
--------------------------------------------------------------------------------------------
  *Commenced operations on Oct. 28, 1994.
 **Commenced operations on Nov. 22, 1996.
***For the period Jan. 1, 1995 to Nov. 15, 1995, date of maturity of securities in the 1995
   Trust.


Condensed Financial Information (unaudited)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Period from
                                                                                                                        June 17 to
                                                               Year Ended Dec. 31,                                         Dec. 31,
                                           ---------------------------------------------------------------------------------------
                                             1996     1995     1994     1993     1992     1991    1990     1989     1988     1987*
----------------------------------------------------------------------------------------------------------------------------------
Subaccount U (Equity)
Accumulation unit value at beginning of
period...................................   $2.80    $2.04    $2.01    $1.79    $1.71    $1.04    $1.10    $0.90    $0.83    $1.00
Accumulation unit value at end of period.   $3.33    $2.80    $2.04    $2.01    $1.79    $1.71    $1.04    $1.10    $0.90    $0.83
Number of accumulation units outstanding
at end of period (000 omitted)........... 153,373  112,398   86,672   54,422   35,765   20,713   13,993    9,013    5,110    1,602
----------------------------------------------------------------------------------------------------------------------------------
Subaccount V (Income)
Accumulation unit value at beginning of
period...................................   $1.98    $1.65    $1.74    $1.53    $1.41    $1.23    $1.17    $1.06    $0.99    $1.00
Accumulation unit value at end of period.   $2.03    $1.98    $1.65    $1.74    $1.53    $1.41    $1.23    $1.17    $1.06    $0.99
Number of accumulation units outstanding
at end of period (000 omitted)...........  26,775   21,094   16,248   13,255    8,848    6,088    4,646    3,207    1,423      267
----------------------------------------------------------------------------------------------------------------------------------
Subaccount W (Money Market)
Accumulation unit value at beginning of
period....................................  $1.46    $1.40    $1.36    $1.34    $1.31    $1.25    $1.17    $1.08    $1.03    $1.00
Accumulation unit value at end of period..  $1.52    $1.46    $1.40    $1.36    $1.34    $1.31    $1.25    $1.17    $1.08    $1.03
Number of accumulation units outstanding
at end of period (000 omitted)............ 11,458    7,292    4,148    2,911    2,981    2,876    2,221    1,497      562      192
----------------------------------------------------------------------------------------------------------------------------------
Subaccount X (Managed)
Accumulation unit value at beginning of
period...................................   $2.67    $2.27    $2.27    $1.91    $1.75    $1.34    $1.25    $0.97    $0.90    $1.00
Accumulation unit value at end of period.   $3.03    $2.67    $2.27    $2.27    $1.91    $1.75    $1.34    $1.25    $0.97    $0.90
Number of accumulation units outstanding
at end of period (000 omitted)........... 109,309   89,226   70,903   45,870   30,475   21,753   15,649   10,496    8,247    3,550
----------------------------------------------------------------------------------------------------------------------------------
Subaccount Y (Government Securities)
Accumulation unit value at beginning of
period...................................   $1.89    $1.62    $1.71    $1.54    $1.46    $1.26    $1.20    $1.05    $1.00    $1.00
Accumulation unit value at end of period.   $1.89    $1.89    $1.62    $1.71    $1.54    $1.46    $1.26    $1.20    $1.05    $1.00
Number of accumulation units outstanding
at end of period (000 omitted)...........   4,856    3,992    3,949    3,444    2,556    1,504    1,096      491      271       55
----------------------------------------------------------------------------------------------------------------------------------
Subaccount IL (International Equity)**
Accumulation unit value at beginning of
period...................................   $1.36    $0.99    $1.00       --       --       --       --       --       --       --
Accumulation unit value at end of period.   $1.67    $1.36    $0.99       --       --       --       --       --       --       --
Number of accumulation units outstanding
at end of period (000 omitted)...........  59,453   18,303    2,582       --       --       --       --       --       --       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount FGI (AIM V.I. Growth and Income)#
Accumulation unit value at beginning of
period...................................   $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at end of period.   $1.00       --       --       --       --       --       --       --       --       --
Number of accumulation units outstanding
at end of period (000 omitted)...........   1,289       --       --       --       --       --       --       --       --       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount FNO (Putnam VT New Opportunities)#
Accumulation unit value at beginning of
period...................................   $1.00       --       --       --       --       --       --       --       --       --
Accumulation unit value at end of period.   $0.98       --       --       --       --       --       --       --       --       --
Number of accumulation units outstanding
at end of period (000 omitted)...........   2,406       --       --       --       --       --       --       --       --       --
----------------------------------------------------------------------------------------------------------------------------------
Subaccount 1995V***
Accumulation unit value at beginning of
period....................................  $  --    $1.73    $1.72    $1.62    $1.53    $1.33    $1.22    $1.07    $1.00    $1.00
Accumulation unit value at end of period..  $  --    $  --    $1.73    $1.72    $1.62    $1.53    $1.33    $1.22    $1.07    $1.00
Number of accumulation units outstanding
at end of period (000 omitted)............     --       --      739      656      598      538      520      510      251       47
----------------------------------------------------------------------------------------------------------------------------------
Subaccount 2004V
Accumulation unit value at beginning of
period....................................  $2.53    $1.96    $2.18    $1.81    $1.67    $1.40    $1.37    $1.12    $0.99    $1.00
Accumulation unit value at end of period..  $2.48    $2.53    $1.96    $2.18    $1.81    $1.67    $1.40    $1.37    $1.12    $0.99
Number of accumulation units outstanding
at end of period (000 omitted)...........   4,121    4,174    3,814    3,410    2,842    2,360    2,020    1,588      735      251
----------------------------------------------------------------------------------------------------------------------------------
  *Operations commenced on June 17, 1987.
 **Operations commenced on Oct. 28, 1994.
***For the period Jan.1, 1995 to Nov. 15, 1995, date of maturity of securities in the 1995 Trust.
  #Operations commenced on Nov. 22, 1996.

IDS Life Financial Information

The financial statements shown below are those of the insurance company and not those of any other entity. They are included for the purpose of informing the investor as to the financial condition of the insurance company and its ability to carry out its obligations under its variable contracts.

                           IDS LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS


                                                        Dec. 31,       Dec. 31,
ASSETS                                                    1996           1995
------                                                    ----        ---------
                                                             (thousands)

Investments:
Fixed maturities:
Held to maturity, at amortized cost (Fair value:
1996, $10,521,650; 1995, $11,878,377) ..............   $10,236,379   $11,257,591
Available for sale, at fair value (Amortized cost:
1996, $11,008,622; 1995, $10,146,136) ..............    11,146,845    10,516,212
Mortgage loans on real estate ......................     3,493,364     2,945,495
Policy loans .......................................       459,902       424,019
Other investments ..................................       251,465       146,894

Total investments ..................................    25,587,955    25,290,211

Cash and cash equivalents ..........................       224,603        72,147
Amounts recoverable from reinsurers ................       157,722       114,387
Amounts due from brokers ...........................        11,047            --
Other accounts receivable ..........................        44,089        39,108
Accrued investment income ..........................       343,313       348,008
Deferred policy acquisition costs ..................     2,330,805     2,025,725
Deferred income taxes ..............................        33,923            --
Other assets .......................................        37,364        36,410
Separate account assets ............................    18,535,160    14,974,082

Total assets .......................................   $47,305,981   $42,900,078
                                                       ===========   ===========

                           IDS LIFE INSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEETS (continued)


                                                       Dec. 31,        Dec. 31
LIABILITIES AND STOCKHOLDER'S EQUITY                    1996             1995
------------------------------------                    ----             ----
                                                             (thousands)


Liabilities:
Future policy benefits:
Fixed annuities ....................................   $21,838,008   $21,404,836
Universal life-type insurance ......................     3,177,149     3,076,847
Traditional life insurance .........................       209,685       209,249
Disability income and long-term care insurance .....       424,200       327,157

Policy claims and other
policyholders' funds ...............................        83,634        56,323
Deferred income taxes ..............................          --         112,904
Amounts due to brokers .............................       261,987       121,618
Other liabilities ..................................       332,078       285,354
Separate account liabilities .......................    18,535,160    14,974,082

Total liabilities ..................................    44,861,901    40,568,370

Stockholder's equity:
Capital stock, $30 par value per share;
100,000 shares authorized, issued and outstanding ..         3,000         3,000
Additional paid-in capital .........................       283,615       278,814
Net unrealized gain on investments .................        86,102       230,129
Retained earnings ..................................     2,071,363     1,819,765

Total stockholder's equity .........................     2,444,080     2,331,708

Total liabilities and stockholder's equity .........   $47,305,981   $42,900,078
                                                       ===========   ===========

Commitments and contingencies (Note 6)

See accompanying notes to consolidated financial statements.

                                              IDS LIFE INSURANCE COMPANY
                                           CONSOLIDATED STATEMENTS OF INCOME

                                                                   Years ended Dec. 31,
                                                       1996               1995                1994
                                                       ----               ----                ----
                                                                      (thousands)
Revenues:
Premiums:
Traditional life insurance                        $    51,403         $   50,193          $   48,184
Disability income and long-term care insurance        131,518            111,337              96,456

Total premiums                                        182,921            161,530             144,640

Policyholder and contractholder charges               302,999            256,454             219,936
Management and other fees                             271,342            215,581             164,169
Net investment income                               1,965,362          1,907,309           1,781,873
Net realized loss on investments                         (159)            (4,898)             (4,282)

Total revenues                                      2,722,465          2,535,976           2,306,336

Benefits and expenses:
Death and other benefits:
Traditional life insurance                             26,919             29,528              28,263
Universal life-type insurance
and investment contracts                               85,017             71,691              52,027
Disability income and
long-term care insurance                               19,185             16,259              13,393

Increase (decrease) in liabilities for future policy benefits:
Traditional life insurance                              1,859             (1,315)             (3,229)
Disability income and
long-term care insurance                               57,230             51,279              37,912

Interest credited on universal life-type
insurance and investment contracts                  1,370,468          1,315,989           1,174,985
Amortization of deferred policy acquisition costs     278,605            280,121             280,372
Other insurance and operating expenses                261,468            211,642             210,101

Total benefits and expenses                         2,100,751          1,975,194           1,793,824

Income before income taxes                            621,714            560,782             512,512

Income taxes                                         207,138            195,842             176,343

Net income                                         $  414,576         $  364,940          $  336,169
                                                   ==========         ==========          ==========

See accompanying notes to consolidated financial statements.

                                               IDS LIFE INSURANCE COMPANY
                                  CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                             Three years ended Dec. 31, 1996
                                                       (thousands)

                                                            Additional    Net Unrealized
                                              Capital           Paid-In     Gain (Loss) on     Retained
                                               Stock            Capital       Investments      Earnings            Total
                                               -----            -------       -----------      --------            -----
Balance, Dec. 31, 1993                         $3,000         $ 222,000     $      114        $1,468,230       $1,693,344
Initial adoption of SFAS No. 115                   --                --        181,269                --          181,269
Net income                                         --                --             --           336,169          336,169
Change in net unrealized
gain (loss) on  investments                        --                --       (457,091)               --         (457,091)
Cash dividends                                     --                --             --          (165,000)        (165,000)

Balance, Dec. 31, 1994                          3,000           222,000       (275,708)        1,639,399        1,588,691
Net income                                         --                --             --           364,940          364,940
Change in net unrealized
gain (loss) on investments                         --                --        505,837                --          505,837
Capital contribution from parent                   --            56,814             --                --           56,814
Loss on reinsurance transaction
with affiliate                                     --                --             --            (4,574)          (4,574)
Cash dividends                                     --                --             --          (180,000)        (180,000)

Balance, Dec. 31, 1995                          3,000           278,814        230,129         1,819,765        2,331,708
Net income                                         --                --             --           414,576          414,576
Change in net unrealized
gain (loss) on investments                         --                --       (144,027)               --         (144,027)
Capital contribution from parent                   --             4,801             --                --            4,801
Other changes                                      --                --             --             2,022            2,022
Cash dividends                                     --                --             --          (165,000)        (165,000)

Balance, Dec. 31, 1996                         $3,000          $283,615       $ 86,102        $2,071,363       $2,444,080
                                                =====           =======         ======          ========         ========

See accompanying notes to consolidated financial statements.

                                                   IDS LIFE INSURANCE COMPANY
                                              CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                       Years ended Dec. 31,
                                                            1996               1995                1994
                                                            ----               ----                ----
                                                                            (thousands)
Cash flows from operating activities:
Net income                                               $ 414,576          $ 364,940           $ 336,169
Adjustments to reconcile net income to
net cash (used in) provided by operating activities:
Policy loan issuance, excluding universal
life-type insurance                                        (49,314)           (46,011)            (37,110)
Policy loan repayment, excluding universal
life-type insurance                                         41,179             36,416              33,384
Change in amounts recoverable from reinsurers              (43,335)           (34,083)            (25,006)
Change in other accounts receivable                         (4,981)            12,231             (28,551)
Change in accrued investment income                          4,695            (30,498)            (10,333)
Change in deferred policy acquisition
costs, net                                                (294,755)          (196,963)           (192,768)
Change in liabilities for future policy
benefits for traditional life,
disability income and
long-term care insurance                                    97,479             85,575              55,354
Change in policy claims and other
policyholders' funds                                        27,311              6,255               5,552
Change in deferred income taxes                            (65,609)           (33,810)            (19,176)
Change in other liabilities                                 46,724             (6,548)               (122)
(Accretion of discount)
amortization of premium, net                               (23,032)           (22,528)             30,921
Net realized loss on investments                               159              4,898               4,282
Policyholder and contractholder
charges, non-cash                                         (154,286)          (140,506)           (126,918)
Other, net                                                 (10,816)             3,849              (8,709)

Net cash (used in) provided by operating
activities                                               $ (14,005)         $   3,217           $  16,969

                                              IDS LIFE INSURANCE COMPANY
                                    CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)


                                                                         Years ended Dec. 31,
                                                            1996               1995                1994
                                                                            (thousands)
Cash flows from investing activities:
Fixed maturities held to maturity:
Purchases                                             $    (43,751)      $ (1,007,208)         $ (879,740)
Maturities, sinking fund payments and calls                759,248            538,219           1,651,762
Sales                                                      279,506            332,154              58,001
Fixed maturities available for sale:
Purchases                                               (2,299,198)        (2,452,181)         (2,763,278)
Maturities, sinking fund payments and calls              1,270,240            861,545           1,234,401
Sales                                                      238,905            136,825             374,564
Other investments, excluding policy loans:
Purchases                                                 (904,536)          (823,131)           (634,807)
Sales                                                      236,912            160,521             243,862
Change in amounts due from brokers                         (11,047)             7,933              (2,214)
Change in amounts due to brokers                           140,369           (105,119)           (124,749)

Net cash used in investing activities                     (333,352)        (2,350,442)           (842,198)

Cash flows from financing activities:
Activity related to universal life-type insurance
and investment contracts:
Considerations received                                  3,567,586          4,189,525           3,566,814
Surrenders and death benefits                           (4,250,294)        (3,141,404)         (3,602,392)
Interest credited to account balances                    1,370,468          1,315,989           1,174,985
Universal life-type insurance policy loans:
Issuance                                                   (86,501)           (84,700)            (78,239)
Repayment                                                   58,753             52,188              50,554
Capital contribution from parent                             4,801                 --                  --
Cash dividends to parent                                  (165,000)          (180,000)           (165,000)

Net cash provided by financing activities                  499,813          2,151,598             946,722

Net increase (decrease) in cash and
cash equivalents                                           152,456           (195,627)            121,493

Cash and cash equivalents at
beginning of year                                           72,147            267,774             146,281

Cash and cash equivalents at
end of year                                          $     224,603        $    72,147         $   267,774
                                                         =========           ========            ========

See accompanying notes to consolidated financial statements.

                           IDS LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  ($ thousands)

1. Summary of significant accounting policies

   Nature of business

   IDS Life Insurance Company (the Company) is a stock life insurance company organized under the laws of the State of Minnesota. The Company is a wholly owned subsidiary of American Express Financial Corporation, which is a wholly owned subsidiary of American Express Company. The Company serves residents of all states except New York. IDS Life Insurance Company of New York is a wholly owned subsidiary of the Company and serves New York State residents. The Company also wholly owns American Enterprise Life Insurance Company, American Centurion Life Assurance Company (ACLAC) and American Partners Life Insurance Company.

   The Company's principal products are deferred annuities and universal life insurance, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

   Basis of presentation

   The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All material intercompany accounts and transactions have been eliminated in consolidation.

   The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Investments

   Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and all marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are carried as a separate component of stockholder's equity, net of deferred taxes.

   Realized investment gain or loss is determined on an identified cost basis.

   Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

   Mortgage loans on real estate are carried at amortized cost less reserves for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

   Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for mortgage loan losses. The reserve for mortgage loans losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

   The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgement as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

   The cost of interest rate caps and floors is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps and floors is included in other investments. Amounts paid or received under interest rate swap agreements are recognized as an adjustment to investment income.

   Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies.

   When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

   Statements of cash flows

   The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

   Supplementary information to the consolidated statements of cash flows for the years ended Dec. 31 is summarized as follows:

                                         1996         1995          1994
                                      ---------      --------      -----
     Cash paid during the year for:
       Income taxes                    $317,283     $191,011     $226,365
       Interest on borrowings             4,119        5,524        1,553

   Recognition of profits on annuity contracts and insurance policies

   Profits on fixed deferred annuities are recognized by the Company over the lives of the contracts, using primarily the interest method. Profits represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses.

   The retrospective deposit method is used in accounting for universal life-type insurance. This method recognizes profits over the lives of the policies in proportion to the estimated gross profits expected to be realized.

   Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   Policyholder and contractholder charges include the monthly cost of insurance charges and issue and administrative fees. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Management and other fees include investment management fees and mortality and expense risk fees from the variable annuity and variable life insurance separate accounts and underlying funds.

   Deferred policy acquisition costs

   The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for most single premium deferred annuities and installment annuities are amortized in relation to surrender charge revenue and a portion of the excess of investment income earned from investment of the contract considerations over the interest credited to contract owners. The costs for universal life-type insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

   Liabilities for future policy benefits

   Liabilities for universal life-type insurance, single premium deferred annuities and installment annuities are accumulation values.

   Liabilities for fixed annuities in a benefit status are based on the Progressive Annuity Table with interest at 5 percent, the 1971 Individual Annuity Table with interest at 7 percent or 8.25 percent, or the 1983a Table with various interest rates ranging from 5.5 percent to 9.5 percent, depending on year of issue.

   Liabilities for future benefits on traditional life insurance are based on the net level premium method and anticipated rates of mortality, policy persistency and interest earnings. Anticipated mortality rates generally approximate the 1955-1960 Select and Ultimate Basic Table for policies issued prior to 1980, the 1965-1970 Select and Ultimate Basic Table for policies issued from 1981-1984 and the 1975-1980 Select and Ultimate Basic Table for policies issued after 1984. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates are 4% for policies issued before 1974, 5.25% for policies issued from 1974-1980, and range from 10% to 6% depending on policy form, issue year and policy duration for policies issued after 1980.

   Liabilities for future disability income policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method and anticipated rates of morbidity, mortality, policy persistency and interest earnings. Anticipated morbidity rates are based on the 1964 Commissioners Disability Table for policies issued before 1996 and the 1985 CIDA table for policies issued in 1996. Anticipated mortality rates are based on the 1958 Commissioners Standard Ordinary Table for policies issued before 1996 and the 1975-1980 Basic Table for policies issued in 1996. Anticipated policy persistency rates vary by policy form, occupation class, issue age and policy duration. Anticipated interest rates are 3% for policies issued before 1996 and grade from 7.5% to 5% over five years for policies issued in 1996. Claim reserves are calculated on the basis of anticipated rates of claim continuance and interest earnings. Anticipated claim continuance rates are based on the 1964 Commissioners Disability Table for claims incurred before 1993 and the 1985 CIDA Table for claims incurred after 1992. Anticipated interest rates are 8% for claims incurred prior to 1992, 7% for claims incurred in 1992 and 6% for claims incurred after 1992.

   Liabilities for future long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method and anticipated rates of morbidity, mortality, policy persistency and interest earnings. Anticipated morbidity rates are based on the 1985 National Nursing Home Survey. Anticipated mortality rates are based on the 1983a Table. Anticipated policy persistency rates vary by policy form, issue age and policy duration. Anticipated interest rates are 9.5% grading to 7% over 10 years for policies issued from 1989-1992 and 7.75% grading to 7% over 4 years for policies issued after 1992. Claim reserves are calculated on the basis of anticipated rates of claim continuance and interest earnings. Anticipated claim continuance rates are based on the 1985 National Nursing Home Survey. Anticipated interest rates are 8% for claims incurred prior to 1992, 7% claims incurred in 1992 and 6% for claims incurred after 1992.

   Reinsurance

   The maximum amount of life insurance risk retained by the Company on any one life is $750 of life and waiver of premium benefits plus $50 of accidental death benefits. The maximum amount of disability income risk retained by the Company on any one life is $6 of monthly benefit for benefit periods longer than three years. The excesses are reinsured with other life insurance companies on a yearly renewable term basis. Graded premium whole life and long-term care policies are primarily reinsured on a coinsurance basis.

   Federal income taxes

   The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between American Express Financial Corporation and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of American Express Financial Corporation to reimburse subsidiaries for all tax benefits.

   Included  in other  liabilities  at Dec.  31,  1996 and 1995 are  $33,358 and
   ($13,415),  respectively,   receivable  from/(payable  to)  American  Express
   Financial Corporation for federal income taxes.

   Separate account business

   The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners.

   The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and the beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate accounts for such actuarial adjustments for variable annuities that are in the benefit payment period. For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

   Accounting changes

   The Financial Accounting Standards Board's (FASB) Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," was effective Jan. 1, 1996. The new rule did not have a material impact on the Company's results of operations or financial condition. The Company adopted SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." The effect of adopting the new rule was to increase stockholder's equity by $181,269, net of tax, as of Jan. 1, 1994, but the adoption had no impact on the Company's net income.

   Reclassification

   Certain 1995 and 1994 amounts have been reclassified to conform to the 1996 presentation.

2. Investments

   Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

   Net realized gain (loss) on investments for the years ended Dec. 31 is summarized as follows:

                                          1996           1995            1994
                                       --------        --------        --------

   Fixed maturities ............       $  8,736        $  9,973        $ (1,575)
   Mortgage loans ..............         (8,745)        (13,259)         (3,013)
   Other investments ...........           (150)         (1,612)            306
                                       --------        --------        --------
                                       $   (159)       $ (4,898)       $ (4,282)
                                       ========        ========        ========

   Changes in net unrealized appreciation (depreciation) of investments for the years ended Dec. 31 are summarized as follows:

                                         1996          1995            1994
                                     ----------    ------------     -----------
   Fixed maturities:
      Held to maturity .......     $  (335,515)     $ 1,195,847     $(1,329,740)
      Available for sale .....        (231,853)         811,649        (720,449)
   Equity securities .........             (52)           3,118          (2,917)

   The amortized cost, gross unrealized gains and losses and fair values of investments in fixed maturities and equity securities at Dec. 31, 1996 are as follows:

                                                    Gross       Gross
                                        Amortized  Unrealized  Unrealized   Fair
   Held to maturity                         Cost      Gains     Losses      Value
   ----------------                         ----      -----     ------      -----
   U.S. Government agency obligations    $ 44,002    $   933  $  1,276     $ 43,659
   State and municipal obligations          9,685        412        --       10,097
   Corporate bonds and obligations      8,057,997    356,687    47,639    8,367,045
   Mortgage-backed securities           2,124,695     21,577    45,423    2,100,849
                                     ------------  ---------   ------- ------------
                                      $10,236,379   $379,609   $94,338  $10,521,650
                                      ===========   ========   =======  ===========

                                                      Gross       Gross
                                       Amortized  Unrealized  Unrealized       Fair
   Available for sale                       Cost      Gains      Losses        Value
   ------------------                       ----      -----      ------        -----
   U.S. Government agency obligations $    77,944   $  2,607   $     96  $    80,455
   State and municipal obligations         11,032      1,336         --       12,368
   Corporate bonds and obligations      3,701,604    122,559     24,788    3,799,375
   Mortgage-backed securities           7,218,042    104,808     68,203    7,254,647
                                       ----------   --------     ------  -----------
   Total fixed maturities              11,008,622    231,310     93,087   11,146,845
   Equity securities                        3,000        308         --        3,308
                                      -----------   --------    -------  -----------
                                      $11,011,622   $231,618    $93,087  $11,150,153
                                      ===========   ========    =======  ===========

   The amortized cost, gross unrealized gains and losses and fair values of investments in fixed maturities and equity securities at Dec. 31, 1995 are as follows:

                                                       Gross         Gross
                                          Amortized   Unrealized   Unrealized     Fair
   Held to maturity                           Cost      Gains       Losses        Value

   U.S. Government agency obligations   $    64,523   $  3,919     $    --   $    68,442
   State and municipal obligations           11,936        362          32        12,266
   Corporate bonds and obligations        8,921,431    620,327      36,786     9,504,972
   Mortgage-backed securities             2,259,701     42,684       9,688     2,292,697
                                        -----------  ---------     -------   -----------
                                        $11,257,591   $667,292     $46,506   $11,878,377
                                        ===========   ========     =======   ===========

                                                        Gross        Gross
                                          Amortized   Unrealized   Unrealized     Fair
   Available for sale                        Cost       Gains       Losses        Value

   U.S. Government agency obligations   $    84,082  $   3,248    $     50   $    87,280
   State and municipal obligations           11,020      1,476          --        12,496
   Corporate bonds and obligations        2,514,308    186,596       3,451     2,697,453
   Mortgage-backed securities             7,536,726    206,288      24,031     7,718,983
                                         ----------   --------     -------    ----------
   Total fixed maturities                10,146,136    397,608      27,532    10,516,212
   Equity securities                          3,156        361          --         3,517
                                         ----------   --------     -------    ----------
                                        $10,149,292   $397,969     $27,532   $10,519,729
                                        ===========   ========     =======   ===========

   The amortized cost and fair value of investments in fixed maturities at Dec. 31, 1996 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                           Amortized             Fair
   Held to maturity                           Cost               Value

   Due in one year or less               $    197,711       $    200,134
   Due from one to five years               2,183,374          2,294,335
   Due from five to ten years               4,606,775          4,779,690
   Due in more than ten years               1,123,824          1,146,642
   Mortgage-backed securities               2,124,695          2,100,849
                                         ------------       ------------
                                          $10,236,379        $10,521,650

                                            Amortized             Fair
   Available for sale                         Cost                Value

   Due in one year or less               $    227,051       $    229,650
   Due from one to five years                 851,428            899,098
   Due from five to ten years               2,140,579          2,182,079
   Due in more than ten years                 571,522            581,371
   Mortgage-backed securities               7,218,042          7,254,647
                                         ------------       ------------
                                          $11,008,622        $11,146,845

   During the years ended Dec. 31, 1996, 1995 and 1994, fixed maturities classified as held to maturity were sold with amortized cost of $277,527, $333,508 and $61,290, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' creditworthiness.

   As a result of adopting the FASB Special Report, "A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities," the Company reclassified securities with a book value of $91,760 and net unrealized gains of $881 from held to maturity to available for sale in December 1995.

   In addition, fixed maturities available for sale were sold during 1996 with proceeds of $238,905 and gross realized gains and losses of $571 and $16,084, respectively. Fixed maturities available for sale were sold during 1995 with proceeds of $136,825 and gross realized gains and losses of $nil and $5,781, respectively. Fixed maturities available for sale were sold during 1994 with proceeds of $374,564 and gross realized gains and losses of $1,861 and $7,602, respectively.

   At Dec. 31, 1996, bonds carried at $13,571 were on deposit with various states as required by law.

   Net investment income for the years ended Dec. 31 is summarized as follows:

                                         1996            1995           1994
                                        ---------       -------        -----

   Interest on fixed maturities       $1,666,929      $1,656,136    $1,556,756
   Interest on mortgage loans            283,830         232,827       196,521
   Other investment income                43,283          35,936        38,366
   Interest on cash equivalents            5,754           5,363         6,872
                                   -------------         -------   -----------
                                       1,999,796       1,930,262     1,798,515
   Less investment expenses               34,434          22,953        16,642
                                    ------------       ---------    ----------
                                      $1,965,362      $1,907,309    $1,781,873
                                      ==========      ==========    ==========

   At Dec. 31, 1996, investments in fixed maturities comprised 84 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $1.9 billion which are rated by American Express Financial Corporation internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on Dec. 31 is as follows:

     Rating                              1996               1995
     ------                          -----------         -----------
     Aaa/AAA ....................... $ 9,460,134         $ 9,907,664
     Aaa/AA ........................       2,870               3,112
     Aa/AA .........................     241,914             279,403
     Aa/A ..........................     192,631             154,846
     A/A ...........................   2,949,895           3,104,122
     A/BBB .........................   1,034,661             871,782
     Baa/BBB .......................   4,531,515           4,417,654
     Baa/BB ........................     768,285             657,633
     Below investment grade ........   2,063,096           2,007,511
                                     -----------         -----------
                                     $21,245,001         $21,403,727

   At Dec. 31, 1996, 95 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than 1 percent of the Company's total investments in fixed maturities.

   At Dec. 31, 1996, approximately 13.7 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                                 Dec. 31, 1996               Dec. 31, 1995
                           -------------------------    ------------------------
                           On Balance   Commitments    On Balance   Commitments
     Region                   Sheet     to Purchase       Sheet     to Purchase
   ------------------      -----------   -----------    -----------   ----------
   East North Central      $  777,960      $  19,358     $  720,185    $ 67,206
   West North Central         389,285         29,620        303,113      34,411
   South Atlantic             891,852         35,007        732,529     111,967
   Middle Atlantic            553,869         17,959        508,634      37,079
   New England                310,177         14,042        244,816      40,452
   Pacific                    190,770          4,997        168,272      23,161
   West South Central         105,173         11,246         61,860      27,978
   East South Central          75,176             --         58,462      10,122
   Mountain                   236,597         11,401        184,964      16,774
                           ----------       --------       --------      ------
                            3,530,859        143,630      2,982,835     369,150
   Less allowance for losses   37,495             --         37,340          --
                           ----------       --------        -------         ---
                           $3,493,364       $143,630     $2,945,495    $369,150
                           ==========       ========     ==========    ========

                                   Dec. 31, 1996                Dec. 31, 1995
                           -------------------------    ------------------------
                           On Balance    Commitments    On Balance   Commitments
     Property type             Sheet     to Purchase       Sheet     to Purchase
-----------------------     ---------      ---------    -----------  -----------
Department/retail stores   $1,154,179      $  68,032    $   985,660    $ 134,538
Apartments                  1,119,352         23,246      1,038,446       84,978
Office buildings              611,395         27,653        464,381       62,664
Industrial buildings          296,944          6,716        255,469       22,721
Hotels/motels                  97,870          6,257         31,335       48,816
Nursing/retirement homes       88,226          1,877         80,864        4,378
Mixed Use                      73,120             --         53,169           --
Medical buildings              67,178          8,289         57,772        2,495
Other                          22,595          1,560         15,739        8,560
                         ------------     ----------      ---------     --------
                            3,530,859        143,630      2,982,835      369,150
Less allowance for losses      37,495             --         37,340           --
                         ------------         ------      ---------       ------
                           $3,493,364       $143,630     $2,945,495     $369,150
                           ==========       ========     ==========     ========

Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. The fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At Dec. 31, 1996 and 1995, the Company's recorded investment in impaired loans was $79,441 and $83,874 with a reserve of $16,162 and $19,307, respectively. During 1996 and 1995, the average recorded investment in impaired loans was $74,338 and $74,567, respectively.

The Company recognized $4,889 and $5,014 of interest income related to impaired loans for the year ended Dec. 31, 1996 and 1995, respectively.

The following table presents changes in the reserve for investment losses related to all loans:

                                            1996              1995
                                         ---------         --------
Balance, Jan. 1 ....................      $ 37,340         $ 35,252
Provision for investment losses ....        10,005           15,900
Loan payoffs .......................        (4,700)         (11,900)
Foreclosures .......................        (5,150)          (1,350)
Other ..............................            --             (562)
                                          --------         --------
Balance, Dec. 31 ...................      $ 37,495         $ 37,340
                                          ========         ========

At Dec. 31, 1996, the Company had commitments to purchase affordable housing limited partnership investments of $28,476, which is recorded as a liability in the accompanying balance sheets. The total amounts committed in 1997 and 1998 are $25,234 and $3,242, respectively. The Company also had commitments to purchase real estate investments for $35,425. Commitments to purchase real estate investments are made in the ordinary course of business. The fair value of these commitments is $nil.

3. Income taxes

   The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

   Income tax expense consists of the following:

                                     1996          1995          1994
                                    ------       --------      -------
   Federal income taxes:
         Current                   $260,357      $218,040     $186,508
         Deferred                   (65,609)      (33,810)     (19,175)
                                   --------      --------     --------
                                    194,748       184,230      167,333
   State income taxes-current        12,390        11,612        9,010
                                  ---------       -------       ------
   Income tax expense              $207,138      $195,842     $176,343
                                   ========      ========     ========

   Increases (decreases) to the federal tax provision applicable to pretax income based on the statutory rate are attributable to:

                                        1996                  1995                  1994
                                 -----------------     -----------------     -----------------
                                 Provision    Rate     Provision    Rate     Provision    Rate
        Federal income
          taxes based on
        the statutory rate       $217,600    35.0%      $196,274    35.0%     $179,379    35.0%
        Increases (decreases)
        are attributable to:
        Tax-excluded interest
          and dividend income      (9,636)   (1.6)        (8,524)   (1.5)       (9,939)   (2.0)
        Other, net                (13,216)   (2.1)        (3,520)   (0.6)       (2,107)   (0.4)
                                ---------   -----       --------    ----      --------    ----
        Federal income taxes     $194,748    31.3%      $184,230    32.9%     $167,333    32.6%
                                 ========   =====       ========    ====      ========    ====

   A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a policyholders' surplus account. At Dec. 31, 1996, the Company had a policyholders' surplus account balance of $20,114. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $7,040 have not been established because no distributions of such amounts are contemplated.

   Significant components of the Company's deferred tax assets and liabilities as of Dec. 31 are as follows:

                                           1996            1995
                                          -------         -----
   Deferred tax assets:
   Policy reserves                       $724,412       $600,176
   Life insurance guarantee
      fund assessment reserve              29,854         26,785
   Other                                    2,763             --
                                        ---------        -------
   Total deferred tax assets              757,029        626,961
                                        ---------        -------

   Deferred tax liabilities:
   Deferred policy acquisition costs      665,685        590,762
   Unrealized gain on investments          48,486        129,653
   Investments, other                       8,935         17,152
   Other                                       --          2,298
                                         --------        -------
   Total deferred tax liabilities         723,106        739,865
                                         --------        -------
   Net deferred tax assets (liabilities)$  33,923      $(112,904)
                                        =========      =========

   The Company is required to establish a "valuation allowance" for any portion of the deferred tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

4. Stockholder's equity

   During 1996, the Company received a $4,801 capital contribution from its parent, American Express Financial Corporation. During 1995, the Company received a $39,700 capital contribution from its parent in the form of investments in fixed maturities and mortgage loans. In addition, effective Jan. 1, 1995, the Company began consolidating the financial results of ACLAC. This change reflected the transfer of ownership of ACLAC from Amex Life Assurance Company (Amex Life), a former affiliate, to the Company prior to the sale of Amex Life to an unaffiliated third party on Oct. 2, 1995. This transfer of ownership to the Company has been reflected as a capital contribution of $17,114 in the accompanying financial statements. The effect of this change in reporting entity was not significant and prior periods have not been restated.

   As discussed in Note 5, the Company entered into a reinsurance agreement with Amex Life during 1995. As a result of this transaction, a loss of $4,574 was realized and reported as a direct charge to retained earnings.

   Other changes in the statements of stockholder's equity are primarily related to reinsurance transactions with affiliates.

   Retained earnings available for distribution as dividends to the parent are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus aggregated $1,261,592 as of Dec. 31, 1996 and $1,103,993 as of Dec. 31, 1995 (see Note 3 with respect to the income tax effect of certain distributions). In addition, any dividend distributions in 1997 in excess of approximately $351,306 would require approval of the Department of Commerce of the State of Minnesota.

   Statutory net income for the years ended Dec. 31 and capital and surplus as of Dec. 31 are summarized as follows:

                                       1996            1995           1994
                                      ------          ------        ------
   Statutory net income            $ 365,585       $ 326,799       $ 294,699
   Statutory capital and surplus   1,565,082       1,398,649       1,261,958

   Dividends paid to American Express Financial Corporation were $165,000 in 1996, $180,000 in 1995, and $165,000 in 1994.

5. Related party transactions

   The Company has loaned funds to American Express Financial Corporation under a collateral loan agreement. The balance of the loan was $11,800 and $25,800 at Dec. 31, 1996 and 1995, respectively. This loan can be increased to a maximum of $75,000 and pays interest at a rate equal to the preceding month's effective new money rate for the Company's permanent investments. It is collateralized by equity securities valued at $116,543 at Dec. 31, 1996. Interest income on related party loans totaled $780, $1,371 and $2,894 in 1996, 1995 and 1994, respectively.

   The Company purchased a five year secured note from an affiliated company which had an outstanding balance of $nil and $19,444 at Dec. 31, 1996 and 1995, respectively. The note bears a fixed rate of 8.42 percent. Interest income on the above note totaled $1,637, $1,937 and $2,278 in 1996, 1995 and 1994, respectively.

   The Company has a reinsurance agreement whereby it assumed 100 percent of a block of single premium life insurance business from Amex Life Assurance Company (Amex Life), a former affiliate. The accompanying consolidated balance sheets at Dec. 31, 1996 and 1995 include $758,812 and $764,663, respectively, of future policy benefits related to this agreement.

   The Company has a reinsurance agreement to cede 50 percent of its long-term care insurance business to Amex Life. The accompanying consolidated balance sheets at Dec. 31, 1996 and 1995 include $134,121 and $95,484, respectively, of reinsurance receivables related to this agreement. Premiums ceded amounted to $32,917, $25,553 and $20,360 and reinsurance recovered from reinsurers amounted to $5,135, $4,998 and $3,022 for the years ended Dec. 31, 1996, 1995 and 1994, respectively.

   The Company has a reinsurance agreement to assume deferred annuity contracts from Amex Life. At Oct. 1, 1995, a $803,618 block of deferred annuities and $28,327 of deferred policy acquisition costs were transferred to the Company. The accompanying consolidated balance sheet at Dec. 31, 1996 includes $828,298 of future policy benefits related to this agreement. Contracts with future policy benefits totaling $50,400 were still reinsured with the former affiliate at Dec. 31, 1996. The remaining contracts had been novated to Company contracts.

   Until July 1, 1995, the Company participated in the IDS Retirement Plan of American Express Financial Corporation which covered all permanent employees age 21 and over who had met certain employment requirements. Effective July 1, 1995, the IDS Retirement Plan was merged with American Express Company's American Express Retirement Plan, which simultaneously was amended to include a cash balance formula and a lump sum distribution option. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $174, $155 and $156 in 1996, 1995 and 1994, respectively.

   The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 1996, 1995 and 1994 were $990, $815 and $957, respectively.

   The Company participates in defined benefit health care plans of American Express Financial Corporation that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of American Express Financial Corporation. American Express Financial Corporation expenses these benefits and allocates the expenses to its subsidiaries. Accordingly, costs of such benefits to the Company are included in employee compensation and benefits and cannot be identified on a separate company basis.

   Charges  by  American  Express   Financial   Corporation  for  use  of  joint
   facilities, marketing services and other services aggregated $397,362, $377,139, and $335,183 for 1996, 1995 and 1994, respectively. Certain of these costs are included in deferred policy acquisition costs. In addition, the Company rents its home office space from American Express Financial Corporation on an annual renewable basis.

6. Commitments and contingencies

   At Dec. 31, 1996 and 1995, traditional life insurance and universal life-type insurance in force aggregated $67,274,354 and $59,683,532, respectively, of which $3,875,921 and $3,771,204 were reinsured at the respective year ends. The Company also reinsures a portion of the risks assumed under disability income and long-term care policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $48,250, $39,399 and $31,016 and reinsurance recovered from reinsurers amounted to $15,612, $14,088, and $10,778 for the years ended Dec. 31, 1996, 1995 and 1994. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

   A number of lawsuits have been filed against life and health insurers in jurisdictions in which the Company and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. In December 1996, an action of this type was brought against the Company and its parent, American Express Financial Corporation. The plaintiffs purport to represent a class consisting of all persons who replaced existing Company policies with new Company policies from and after Jan. 1, 1985. The complaint puts at issue various alleged sales practices and misrepresentations, alleged breaches of fiduciary duties and alleged violations of consumer fraud statutes. Plaintiffs seek damages in an unspecified amount and seek to establish a claims resolution facility for the determination of individual issues. The Company and its parent believe they have meritorious defenses to the claims raised in the lawsuit. The outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action. In the opinion of management, however, the ultimate resolution of the above lawsuit and others filed against the Company should not have a material adverse effect on the Company's consolidated financial position.

   During 1996, the Company settled the federal tax audit for 1987 through 1989 tax years. There was no material impact as a result of that audit. Also, the IRS is currently auditing the Company's 1990 through 1992 tax years. Management does not believe there will be a material impact as a result of this audit.

7. Lines of credit

   The Company has available lines of credit with two banks and its parent aggregating $175,000, of which $100,000 is with its parent. The lines of credit are at 40 to 80 basis points over the lenders' cost of funds or equal to the prime rate, depending on which line of credit agreement is used. The $25,000 line of credit with one bank expired on Dec. 31, 1996 and the Company did not seek renewal. The $50,000 line of credit with the other bank expires on June 30, 1997 and the Company expects to seek renewal. Borrowings outstanding under these agreements were $nil at Dec. 31, 1996 and 1995.

8. Derivative financial instruments

   The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

   Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

   Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit exposure related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty and industry, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

   Credit exposure related to interest rate caps and floors is measured by the replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

   The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit exposure.

   The Company's holdings of derivative financial instruments are as follows:

                               Notional    Carrying      Fair      Total Credit
   Dec. 31, 1996                Amount       Value       Value       Exposure
   -------------              ---------     -------     --------   ------------
   Assets:
    Interest rate caps      $ 4,000,000     $16,227     $  7,439      $  7,439
    Interest rate floors      1,000,000       2,041        4,341         4,341
    Interest rate swaps       1,000,000          --      (24,715)           --
                             ----------     -------     --------       -------
                             $6,000,000     $18,268     $(12,935)      $11,780
                             ==========     =======     ========       =======
   Dec. 31, 1995
   Assets:
     Interest rate caps      $5,100,000     $26,680     $  8,366       $ 8,366
                             ==========     =======     ========       =======

   The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate caps and floors expire on various dates from 1996 to 2001. The interest rate swaps are in effect through 2001.

   Interest rate caps, swaps and floors are used principally to manage the Company's interest rate risk. These instruments are used to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

9. Fair values of financial instruments

   The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations and all non-financial instruments, such as deferred acquisition costs are excluded. Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                           1996                        1995
                                          ------                      -----

                                 Carrying         Fair        Carrying         Fair
   Financial Assets               Value           Value         Value         Value
   ----------------               -----           -----         -----         -----
   Investments:
     Fixed maturities (Note 2):
       Held to maturity        $10,236,379   $10,521,650   $11,257,591   $11,878,377
       Available for sale       11,146,845    11,146,845    10,516,212    10,516,212
     Mortgage loans on
       real estate (Note 2)      3,493,364     3,606,077     2,945,495     3,184,666
     Other:
       Equity securities (Note 2)    3,308         3,308         3,517         3,517
       Derivative financial
         instruments (Note 8)       18,268       (12,935)       26,680         8,366
       Other                        63,993        66,242        52,182        52,182
   Cash and
     cash equivalents (Note 1)     224,603       224,603        72,147        72,147
   Separate account assets
     (Note 1)                   18,535,160    18,535,160    14,974,082    14,974,082

   Financial Liabilities
     Future policy benefits
       for fixed annuities      20,641,986    19,721,968    20,259,265    19,603,114
     Separate account
         liabilities            17,358,087    16,688,519    14,208,619    13,665,636

   At Dec. 31, 1996 and 1995, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $1,112,155 and $1,070,598, respectively, and policy loans of $83,867 and $74,973, respectively. The fair value of these benefits is based on the status of the annuities at Dec. 31, 1996 and 1995. The fair value of deferred annuities is estimated as the carrying amount less any applicable surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 1996 and 1995.

   At Dec. 31, 1996 and 1995, the fair value of liabilities related to separate accounts is estimated as the carrying amount less any applicable surrender charges and less variable insurance contracts carried at $1,177,073 and $765,463, respectively.

10.Segment information

   The Company's operations consist of two business segments; first, individual and group life insurance, disability income and long-term care insurance, and second, annuity products designed for individuals, pension plans, small businesses and employer-sponsored groups. The consolidated condensed statements of income for the years ended Dec. 31, 1996, 1995 and 1994 and total assets at Dec. 31, 1996, 1995 and 1994 by segment are summarized as follows:

                                          1996           1995            1994
                                         ------         ------          -----
   Net investment income:
   Life, disability income
     and long-term care insurance   $    262,998   $    256,242   $     247,047
   Annuities                           1,702,364      1,651,067       1,534,826
                                     -----------    -----------    ------------
                                     $ 1,965,362    $ 1,907,309    $  1,781,873
                                     ===========    ===========    ============
   Premiums, charges and fees:
   Life, disability income
     and long-term care insurance   $    448,389   $    384,008   $     335,375
   Annuities                             308,873        249,557         193,370
                                    ------------   ------------   -------------
                                    $    757,262   $    633,565   $     528,745
                                    ============   ============   =============
   Income before income taxes:
   Life, disability income
     and long-term care insurance   $    161,115   $    125,402   $     122,677
   Annuities                             460,758        440,278         394,117
   Net loss on investments                  (159)        (4,898)         (4,282)
                                   -------------  -------------  --------------
                                    $    621,714   $    560,782   $     512,512
                                    ============   ============   =============
   Total assets:
   Life, disability income
     and long-term care insurance   $  7,028,906   $  6,195,870    $  5,269,188
   Annuities                          40,277,075     36,704,208      30,478,355
                                     -----------    -----------     -----------
                                     $47,305,981    $42,900,078     $35,747,543
                                     ===========    ===========     ===========

   Allocations of net investment income and certain general expenses are based on various assumptions and estimates.

   Assets are not individually identifiable by segment and have been allocated principally based on the amount of future policy benefits by segment.

   Capital  expenditures  and  depreciation   expense  are  not  material,   and
   consequently, are not reported.

Report of Independent Auditors


The Board of Directors
IDS Life Insurance Company

We have audited the accompanying consolidated balance sheets of IDS Life Insurance Company (a wholly owned subsidiary of American Express Financial Corporation) as of December 31, 1996 and 1995, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of IDS Life Insurance Company at December 31, 1996 and 1995, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for certain investments in debt and equity securities in 1994.



Ernst & Young LLP
February 7, 1997
Minneapolis, Minnesota

PAGE 65
(REG2)

                                              PART II

                                   UNDERTAKINGS TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission hereto or hereafter duly adopted pursuant to authority conferred in that section.

                                       RULE 484 UNDERTAKING

The By-Laws of IDS Life Insurance Company provide that:

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that he is or was a Manager of Variable Annuity Funds A and B, director, officer, employee or agent of this Corporation, or is or was serving at the direction of the Corporation as a Manager of Variable Annuity Funds A and B, director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended, provided that this Article shall not indemnify or protect any such Manager of Variable Annuity Funds A and B, director, officer, employee or agent against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties or by reason of his reckless disregard of his obligations and duties.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

PAGE 66
               REPRESENTATION PURSUANT TO SECTION 205 OF THE NATIONAL SECURITIES
                                  MARKETS IMPROVEMENT ACT OF 1996

The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

PAGE 67
                          CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 15 TO
                                REGISTRATION STATEMENT NO. 33-11165


This Post-Effective Amendment No. 15 comprises the following papers and documents:

        The facing sheet.

        The prospectus consisting of 89 pages.

        The undertakings to file reports.

        The signatures.

        The following exhibits:

1.      A.     Copies of all exhibits required by paragraph A of
               instructions for Exhibits in Form N-8B-2 to the Registration Statement.

               (1)    (a)     Resolution of Board of Directors of IDS Life
                              Insurance Company establishing the Trust, adopted May 9, 1985, filed electronically as
                              Exhibit 1(a) to Post-Effective Amendment No.
                              12, File No. 33-11165 is incorporated herein by reference.

                      (b) Resolution of Board of Directors of IDS Life Insurance Company reconstituting the Trust, adopted October 16, 1985, filed electronically as Exhibit 1(b) to Post-Effective Amendment No. 12, File No. 33-11165 is incorporated herein by reference.

               (2)    Not applicable.

               (3)    (a)     Not applicable.

                      (b)     (1)    Form of Division Vice President's
                                     Employment Agreement dated November 1991, filed electronically as Exhibit 3(b)1 to Post Effective Amendment No. 13, File No.
                                     33-11165 is incorporated herein by
                                     reference.

                              (2) Form of District Manager's Rider to IDS Life Insurance Company, Personal Financial Planner's Agreement dated November 1986, filed electronically as Exhibit 3(b)2 to Post Effective Amendment No. 13, File No. 33-11165 is incorporated herein by reference.

PAGE 68
                              (3)    Form of Personal Financial Planner's
                                     Agreement dated November 1986, filed
                                     electronically as Exhibit 3(b)3 to Post
                                     Effective Amendment No. 13, File No. 33-
                                     11165 is incorporated herein by reference.

                      (c) Schedules of Sales Commissions incorporated by reference to Registrant's original Registration Statement for the Variable Account on Form N-8B-2 (File No. 811-4298; May 10, 1985).

               (4)    Not applicable.

               (5) Flexible Premium Variable Life Insurance Policy filed with the Original Registration Statement (File No. 33-11165) on December 31, 1986 and incorporated herein by reference.

               (6)    (a)     Certificate of Incorporation of IDS Life
                              Insurance Company, dated July 23, 1957, filed electronically as Exhibit 1.A.(6)(a) to Post-
                              Effective Amendment No. 12, File No. 33-11165 is incorporated herein by reference.

                      (b) Amended By-Laws of IDS Life Insurance Company, filed electronically to Post-Effective Amendment No. 12, File No. 33-11165 is incorporated herein by reference.

               (7)    Not applicable.

               (8)    (a)     Form of Investment Management and Services
                              Agreement dated December 17, 1985 between IDS
                              Life and IDS Life Series Fund, Inc., filed electronically as Exhibit 8(a) to Post-
                              Effective Amendment No. 13, File No. 33-11165 is incorporated herein by reference.

                      (b) Form of Investment Advisory Agreement dated July 11, 1984 between IDS Life and IDS Financial Services Inc. relating to the Variable Accounts, filed electronically as
                              Exhibit 8(a) to Post-Effective Amendment No.
                              13, File No. 33-11165 is incorporated herein by reference.

               (9)    None.

               (10) Application form for the Flexible Premium Variable Life Insurance Policy filed electronically as
                      Exhibit 1.A.(10) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-11165 is incorporated herein by reference.

PAGE 69
               (11) IDS Life Insurance Company's Description of Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies filed electronically as
                      Exhibit 1.A.(11) to Registrant's Form N-8B-2 with Post-Effective Amendment No. 11, File No. 33-11165 is incorporated herein by reference.

        B.     (1)    Not applicable.

               (2)    Not applicable.

        C.     Not applicable.

2. Opinion and consent of counsel as to the legality of the securities being registered is filed with Registrant's most recent 24f-2 Notice.

3. Financial Statement Schedules are filed electronically herewith.

     Schedule I   - Consolidated Summary of Investments other
                    than Investments in Related Parties
     Schedule  III  -  Supplementary   Insurance   Information   Schedule  IV  -
     Reinsurance Schedule V - Valuation and Qualifying Accounts Report of Independent Auditors dated February 7, 1997.

        All other schedules to the consolidated financial statements required by
        Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and, therefore, have been omitted.

4.      Not applicable.

5.      Financial Data Schedules are filed electronically herewith.

        (a) Financial Data Schedule - IDS Life Variable Life Separate Account for Flexible Premium Variable Life Insurance.

        (b)    Financial Data Schedule - IDS Life Insurance Company.

6. Opinion of James M. Jensen, F.S.A., M.A.A.A., dated April 24, 1997 is filed electronically herewith as Exhibit 6 to Registrant's Post-Effective Amendment No. 15, File No. 33-11165.

7.      (a)    Written consent of William A. Stoltzmann, dated June 5,
               1987, filed electronically as Exhibit 3 to Registrant's
               Form N-8B-2 with Post-Effective Amendment No. 11, File
               No. 33-11165 is incorporated herein by reference.

        (b) Written consent of James M. Jensen, F.S.A., M.A.A.A. dated April 24, 1997 is filed electronically herewith as Exhibit No. 7(b) to Registrant's Post-Effective Amendment No. 15, File No. 33-11165.

PAGE 70
        (c) Written consent of Ernst & Young LLP is filed electronically herewith as Exhibit No. 7(c) to Registrant's Post-Effective Amendment No. 15, File No. 33-11165.

        (d) Directors' Power of Attorney to sign amendments to this Registration Statement dated March 12, 1997, is filed electronically herewith as Exhibit 7(d) to Post-Effective Amendment No. 15, File No. 33-11165.

PAGE 71
                                            SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 IDS Life Insurance Company on behalf of the Registrant, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota on the 29th day of April, 1997.


                            IDS Life Variable Life Separate Account
                                        (Registrant)

                          By IDS Life Insurance Company
                                        (Sponsor)

                                      By/s/ Richard W. Kling*
                                              Richard W. Kling, President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 29th day of April, 1997:

Signature                          Title

/s/ James A. Mitchell*             Director, Chairman of the Board
    James A. Mitchell              and Chief Executive
                                   Officer

/s/ Richard W. Kling*              Director and President
    Richard W. Kling

/s/ David R. Hubers*               Director
    David R. Hubers

/s/ Paul F. Kolkman*               Director and Executive Vice
    Paul F. Kolkman                President

/s/ Barry J. Murphy*               Director and Executive Vice
    Barry J. Murphy                President, Client Service

/s/ Stuart A. Sedlacek*            Director and Executive Vice
    Stuart A. Sedlacek             President, Assured Assets

/s/ Melinda S. Urion*              Director, Executive Vice
    Melinda S. Urion               President and Controller

PAGE 72
*Signed pursuant to Power of Attorney dated March 12, 1997 and is filed electronically as Exhibit No. 7(d) to Post-Effective
Amendment No. 15, File No. 33-11165.

By:



-------------------------------
Mary Ellyn Minenko